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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Tuesday Morning Corporation
(Name of Registrant as Specified In Its Charter)

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TUESDAY MORNING CORPORATION
6250 LBJ Freeway
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 9, 2011

Dear Stockholders:

        The 2011 Annual Meeting of Stockholders (the "Annual Meeting") of Tuesday Morning Corporation will be held at our corporate headquarters, 6250 LBJ Freeway, Dallas, Texas 75240, on Wednesday, November 9, 2011 at 10:00 a.m., local time. At the Annual Meeting, stockholders will be asked to vote on the following matters:

  1.
  Election of six directors;

  2.
  Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012;

  3.
  Cast an advisory vote on executive compensation;

  4.
  Cast an advisory vote on the frequency of an advisory vote on executive compensation; and

  5.
  Transact any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

        This Notice of Annual Meeting, the Proxy Statement for the Annual Meeting and our Annual Report for fiscal 2011 are being made available to our stockholders on or about September 28, 2011 on the Internet, electronically by email for stockholders who have previously consented to electronic delivery or who have requested to receive the proxy materials by email or, upon request, in printed form by mail.

        Only stockholders of record at the close of business on September 20, 2011 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. If you are the beneficial owner of shares of our common stock held in street name, you will receive voting instructions from your broker, bank or other nominee (the stockholder of record), which will provide you with details as to how to vote these shares. Additionally, you may vote these shares in person at the Annual Meeting if you have requested and received a legal proxy from your broker, bank or other nominee giving you the right to vote the shares at the Annual Meeting, and you complete the legal proxy and present it to us at the Annual Meeting. Stockholders of record may vote over the Internet, by telephone, by mail if you received a printed set of proxy materials or in person at the Annual Meeting.

        Pursuant to the rules of the NASDAQ Stock Market, Inc., if you hold your shares in street name, brokers, banks or other nominees will not have discretion to vote these shares on the election of directors and the matters pertaining to executive compensation. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, bank or other nominee, these shares will not be counted in determining the outcome of these proposals at the Annual Meeting. We encourage you to provide voting instructions to your broker, bank or other nominee if you hold your shares in street name so that your voice is heard on these matters.

By Order of the Board of Directors,

Stephanie Bowman Secretary

Dallas, Texas,
September 28, 2011

TUESDAY MORNING CORPORATION
6250 LBJ Freeway
Dallas, Texas 75240

PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS
to be held on
WEDNESDAY, NOVEMBER 9, 2011

        This Proxy Statement and related proxy materials are being made available to stockholders of Tuesday Morning Corporation, a Delaware corporation, on or about September 28, 2011 on the Internet, electronically by email for stockholders who have previously consented to electronic delivery or who have requested to receive our proxy materials by email or, upon request, in printed form by mail. The Board of Directors of the Company (the "Board of Directors" or the "Board") is soliciting your proxy for the proposals to be presented at the Annual Meeting of Stockholders to be held on November 9, 2011, at 10:00 a.m., local time, at our corporate headquarters located at 6250 LBJ Freeway, Dallas, Texas 75240, and at any and all adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders and described in more detail in this Proxy Statement.

        The costs of soliciting proxies pursuant to this Proxy Statement will be paid by the Company. Solicitation may be made in person or by telephone, email, mail or facsimile. The Company will bear the expense of preparing and distributing this Proxy Statement and accompanying materials to our stockholders.

        As used in this Proxy Statement, the terms "Tuesday Morning," "Company," "we," "us," and "our" refer to Tuesday Morning Corporation.

Important Notice Regarding Internet Availability

        In accordance with rules adopted by the Securities and Exchange Commission ("SEC"), we may furnish proxy materials, including this Proxy Statement and the Company's 2011 Annual Report to Stockholders, by providing access to these documents on the Internet instead of mailing a printed copy of our proxy materials to our stockholders. Based on this practice, most of our stockholders have already received a Notice of Internet Availability of Proxy Materials (the "Notice"), which provides instructions for accessing our proxy materials on a website referred to in the Notice or to request to receive printed copies of the proxy materials by mail or electronically by email.

        If you would like to receive a paper or email copy of our proxy materials for our Annual Meeting or for all future meetings, please follow the instructions for requesting such materials included in the Notice. Please note that if you previously requested or consented to delivery of our proxy materials by mail or electronically via email, you did not receive the separate Notice. Instead, we sent you a full set of our proxy materials, which includes instructions for voting on the proposals described in this Proxy Statement. We believe the delivery options that we have chosen allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of such materials and reducing the environmental impact of printing and mailing paper copies.

ABOUT THE MEETING

Record Date

        The record date for the Annual Meeting is September 20, 2011 (the "Record Date"). Only holders of record of our common stock, par value $0.01 per share (the "Common Stock"), at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting.

Shares Entitled to Vote

        Only holders of our Common Stock are entitled to vote at the Annual Meeting. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting. At the close of business on the Record Date, 43,043,528 shares of Common Stock were issued and outstanding and the holders thereof are entitled to vote at the Annual Meeting.

Quorum

        In order for any business to be conducted at the Annual Meeting, the holders of at least a majority of the shares of our Common Stock entitled to vote at the Annual Meeting, or 21,521,765 shares, must be represented at the Annual Meeting, either in person or by properly executed proxy. Proxies received but marked as abstentions and broker non-votes (which are described below) will be considered present at Annual Meeting for purposes of determining a quorum at the Annual Meeting. Although it is not expected, if holders of fewer than 21,521,765 shares of our Common Stock are present or represented by proxy at the Annual Meeting, we may adjourn and reschedule the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum is present or represented.

How to Vote Your Shares

        If you are a stockholder of record, you cannot vote your shares of Common Stock unless you are present at the Annual Meeting or you have previously given your proxy. Written ballots will be provided to anyone who wants to vote in person at the Annual Meeting. You can vote by proxy in one of three convenient ways:

  •
  by mail, if you requested and received a printed set of proxy materials, by completing, signing, dating and returning the separate proxy card in the postage-paid self-addressed envelope;

  •
  over the Internet by visiting the website provided in the Notice or in the separate proxy card, if you have requested and received a printed set of proxy materials, and following the instructions provided; or

  •
  by telephone by calling the toll-free number provided in the Notice or in the separate proxy card, if you have requested and received a printed set of proxy materials, and following the instructions provided.

        Stockholders of record may vote their shares by telephone or over the Internet 24 hours a day, seven days a week. Telephone and Internet votes must be received by 11:59 p.m. Eastern Daylight Time on November 8, 2011 and votes by mail must be received on or before November 8, 2011.

        If your shares of Common Stock are held in "street name" by a broker, bank or other nominee, you should have received different voting instructions from your broker, bank or other nominee as to how to vote such shares. These instructions should indicate if Internet or telephone voting is available and, if so, provide details regarding how to use those systems to vote your shares. Additionally, you may vote these shares in person at the Annual Meeting if you have requested and received a legal proxy from your broker, bank or other nominee (the stockholder of record) giving you the right to vote these shares in person at the Annual Meeting, and you complete the legal proxy and present it to us at the Annual Meeting.

Recommendation of the Board of Directors

        The Board unanimously recommends that you vote (1) "FOR" the election of each of the director nominees, (2) "FOR" the ratification of the selection of Ernst & Young LLP ("Ernst & Young") as our independent registered public accounting firm for fiscal 2012, (3) "FOR" the approval, on an advisory basis, of the Company's executive compensation, and (4) for, on an advisory basis, the option of every "1 YEAR" as the preferred frequency for advisory votes on the Company's executive compensation.

Changing Your Vote

        If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by:

  •
  timely delivering a signed, written revocation letter, dated later than the proxy, to our Secretary at our corporate headquarters at 6250 LBJ Freeway, Dallas, Texas 75240;

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  timely mailing another duly executed proxy bearing a later date to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717;

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  voting at a later time over the Internet or by telephone, if you previously voted over the Internet or by telephone; or

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  attending the Annual Meeting and casting your vote in person. Your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

        If your shares are held in "street name" through a broker, bank or other nominee, you must contact your broker, bank or nominee to receive instructions as to how to revoke your proxy if such instructions have not already been provided to you. In any case, your last properly-received and timely voted proxy will be the vote that is counted.

Voting by Street Name Holders; Treatment of Routine and Non-Routine Items

        If you are the beneficial owner of shares held in "street name" and do not submit voting instructions to your broker, bank or other nominee, under the rules of the NASDAQ Stock Market, Inc. ("NASDAQ") the broker, bank or other nominee that holds your shares may use their discretion in voting your shares only with respect to "routine items" and not with respect to "non-routine items." On non-routine items for which you do not submit voting instructions to your broker, bank or other nominee, these shares will not be voted and will be treated as "broker non-votes." The proposal to ratify the selection of Ernst & Young as our independent registered public accounting firm for fiscal 2012 is considered a routine item and therefore may be voted upon by your broker, bank or other nominee if you do not provide voting instructions on this proposal. However, the election of directors and the matters pertaining to executive compensation are considered non-routine items. Accordingly, if your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, these shares will not be counted in determining the outcome of these proposals at the Annual Meeting. We encourage you to provide voting instructions to your broker, bank or other nominee if you hold your shares in street name so that your voice is heard on these matters.

Required Vote

        Assuming the presence of a quorum, the following vote is required for each proposal:

  •
  Election of directors—The nominees for director who receive a plurality of the votes of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon will be elected to the Board of Directors. This means the six nominees who receive the highest number of votes "FOR" his or her election at the Annual Meeting will be elected to the Board of Directors. Each share of Common Stock may be voted for each of the six nominees, but no share may be voted more than once for any particular nominee. You may only vote "FOR" or "WITHHOLD AUTHORITY" with respect to the election of directors, and as a result, there will not be any abstentions on this proposal. The withholding of authority by a stockholder and broker non-votes will generally have no effect on the outcome of this proposal since only a plurality of votes is required for the election of directors.

  •
  Ratification of the selection of the Company's independent registered public accounting firm—The ratification of the selection by the Audit Committee of the Board of Directors (the "Audit Committee") of Ernst & Young as the Company's independent registered public accounting firm for fiscal 2012 requires the affirmative vote of the majority of shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Although SEC regulations and the NASDAQ listing requirements require the Company's independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the opinion of the Company's stockholders, which the Audit Committee will take into consideration in future deliberations. If the selection of Ernst & Young as the Company's independent registered public accounting firm is not ratified at the Annual Meeting, the Audit Committee may consider the engagement of another independent registered public accounting firm, but will not be obligated to do so. Abstentions are considered to be "present" and "entitled to vote" at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. As discussed above, under applicable NASDAQ rules, brokers, banks and other nominees may use their discretion to vote shares of Common Stock for which voting instructions are not submitted with respect to the ratification of the selection of Ernst & Young so no broker non-votes are expected for this proposal.

  •
  Advisory vote on executive compensation—The approval, on an advisory basis, of the Company's executive compensation requires the affirmative vote of the majority of shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered to be "present" and "entitled to vote" at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. Shares underlying broker non-votes are not considered to be "entitled to vote" at the Annual Meeting, and as a result, broker non-votes will generally have no effect on the outcome of this proposal, except that each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for the approval of the Company's executive compensation.

  •
  Advisory vote on the frequency of an advisory vote on executive compensation—The approval, on an advisory basis, of the frequency for advisory votes on the Company's executive compensation requires the affirmative vote of the majority of shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered to be "present" and "entitled to vote" at the Annual Meeting, and as a result, abstentions will have the same effect as a vote against this proposal. Shares underlying broker non-votes are not considered to be "entitled to vote" at the Annual Meeting, and as a result, broker non-votes will generally have no effect on the outcome of this proposal, except that each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for the approval of the frequency for advisory votes on the Company's executive compensation.

Default Voting

        Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If a properly executed proxy does not indicate any voting instructions, the shares of Common Stock represented by such proxy will be voted as follows:

  •
  "FOR" the election of each director nominee;

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  "FOR" the ratification of the selection of Ernst & Young as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012;

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  "FOR" the approval, on an advisory basis, of the Company's executive compensation;

  •
  for the approval, on an advisory basis, of holding an advisory vote on the Company executive compensation every "1 YEAR"; and

  •
  at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting.

        If the Company proposes to adjourn the Annual Meeting, the proxy holders will vote all shares for which they have voting authority in favor of such adjournment. The Board of Directors is not presently aware of any matters other than those stated in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement to be presented for consideration of the Company's stockholders at the Annual Meeting.

Attending the Annual Meeting

        All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in "street name" through a broker, bank or other nominee you will need to bring a copy of your proxy card or a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Announcement of Voting Results

        The preliminary voting results are expected to be announced at the Annual Meeting. We will report the final voting results, or the preliminary voting results if the final voting results are unavailable, in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. You may obtain a copy of this Form 8-K by contacting our Investor Relations office at (972) 387-3562 or by visiting the SEC's website at www.sec.gov or our website at www.tuesdaymorning.com, in the "Investor Relations" section under "Financial Information—SEC Filings."

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        At the Annual Meeting, the holders of Common Stock as of the Record Date will consider and vote for each of the nominated members of our Board of Directors. The Board of Directors has nominated Bruce A. Quinnell, William J. Hunckler, III, Kathleen Mason, David B. Green, Starlette Johnson and Sheldon I. Stein for re-election as directors of the Company. As previously disclosed by the Company, on September 21, 2011 Benjamin D. Chereskin notified the Company that he is retiring from the Board of Directors, effective as of the Annual Meeting, and, as a result, Mr. Chereskin has not been nominated for re-election as a director. The six nominees are currently serving as our directors, and, if they are re-elected, the nominees will continue to serve until their terms expire at the next annual meeting of stockholders, or until their earlier death, resignation or removal. Should any nominee become unable or unwilling to accept nomination for election, which is not currently anticipated, the Board of Directors may designate a substitute nominee or reduce the number of directors accordingly. The proxy holders will vote for any substitute nominee designated by the Board. Each of the nominees has indicated his or her willingness to serve the full term.

        The following is biographical information about each of the nominees to the Board of Directors, including the specific experience, qualifications, attributes and skills of the nominees that led to the conclusion that the nominees should serve as a director of the Company, in light of the Company's business and structure:

        Bruce Quinnell, age 62, has served as a director of Tuesday Morning since December 2006. In May 2007, he was appointed Chairman of the Board. Mr. Quinnell has been a business consultant since leaving Borders Group, Inc. where he served as Vice Chairman from April 1999 to February 2002 and President and Chief Operating Officer from January 1997 to April 1999. Prior to that time, he served as President and Chief Operating Officer of Walden Book Company, Executive Vice President and Chief Administrative Officer of Pace Membership Warehouse, a membership-only retail store chain, and Vice President and Chief Financial Officer of Dollar General Corporation, a discount retail store chain. Mr. Quinnell serves as the Chairman of the Board of Hot Topic, Inc., a specialty retailer of music-related apparel and accessories. Mr. Quinnell also served as a member of the Board of Directors of Bombay, Inc., a specialty retailer that designs, sources and markets home accessories, wall decor and furniture, from 2005 to 2006, as a member of the Board of Directors of Cyber Medical Services (d/b/a TelaDoc), a telephone-based medical services organization, from 2004 to 2009, and as a member of the Board of Directors of Zoom Systems, Inc., a technology and services company that develops automated retail software and hardware for unmanned retail stores and fixtures, from 2004 to 2011. In nominating Mr. Quinnell to serve as a director of the Company, the Board of Directors considered his extensive background in the retail industry. The Board of Directors also believed that Mr. Quinnell's knowledge, experience and understanding of the Company provides valuable board-level leadership and management skills as well as financial, audit and operational expertise.

        William Hunckler, III, age 58, has served as a director of Tuesday Morning since December 1997. Mr. Hunckler has been a private investor since January 2004. Mr. Hunckler was a co-founder in 1993 of Madison Dearborn Partners, LLC and served as a Managing Director until December 2003. Prior to 1993, Mr. Hunckler was with First Chicago Venture Capital for 13 years. During his tenure at First Chicago Venture Capital, Mr. Hunckler established and led the firm's consumer and retailing practice. Mr. Hunckler serves as a Trustee of the University of Chicago Medical Center and the Kravis Leadership Institute at Claremont McKenna College. In nominating Mr. Hunckler to serve as a director of the Company, the Board of Directors considered his strong background in private equity and corporate finance. Mr. Hunckler's experience as a co-founder and managing director of a large private equity firm has provided him with substantial knowledge in finance and accounting matters as well as capital structure.

        Kathleen Mason, age 62, was appointed President and Chief Executive Officer of Tuesday Morning and appointed to the Board of Directors in July 2000. During 1999, Ms. Mason served as President of Filene's Basement, a department store chain. From 1997 to 1999, she was the President of Homegoods, an off-price home fashion store and a subsidiary of TJX Companies, and, from 1987 to 1996, she was the Chairman and Chief Executive Officer of Cherry & Webb, a women's specialty store. Ms. Mason also serves on the Board of Directors of Office Depot, Inc. and Genesco, Inc., a wholesale and retail marketer of footwear, headwear and accessories. In nominating Ms. Mason to serve as a director of the Company, the Board of Directors considered her position as President and Chief Executive Officer of the Company since 2000. In addition, the Board of Directors considered the various senior executive-level positions Ms. Mason has held with other large, national retail companies. Having served in a senior executive-level capacity for such companies for many years, Ms. Mason has the knowledge and experience to critically review and analyze the various business considerations that are necessary to operate a successful consumer-driven business. Ms. Mason's senior executive-level experiences also provide the Board of Directors with relevant business comparisons and a unique insight into the business issues faced by retail companies from time to time.

        David B. Green, age 66, has served as a director of Tuesday Morning since January 2008. Mr. Green has been a marketing consultant since leaving McDonald's Corporation where he served as Senior Vice President and Senior Marketing Officer-Global Marketing from 1998 to 2002. Mr. Green held key executive marketing positions over a 30-year career with McDonald's Corporation beginning in 1972. In nominating Mr. Green to serve as a director of the Company, the Board of Directors considered his strong marketing, advertising and brand management background as well as his management skills as a result of Mr. Green's holding such positions throughout his career.

        Starlette Johnson, age 48, has served as a director of Tuesday Morning since May 2008. Ms. Johnson served as President, Chief Operating Officer, and Director of Dave and Busters, Inc., a restaurant and entertainment company, from April 2007 until September 2010. From June 2006 until April 2007, Ms. Johnson served as Senior Vice President and Chief Strategic Officer of Dave and Busters, Inc. From 2004 to June 2006, she was an independent consultant to restaurant, retail, and retail services companies. Prior to 2004, Ms. Johnson served in various capacities with Brinker International, Inc., a casual-dining restaurant company, including serving as its Executive Vice President and Chief Strategic Officer. In nominating Ms. Johnson to serve as a director of the Company, the Board of Directors considered the various senior executive-level positions she has held with retail service companies. These senior executive-level experiences have provided Ms. Johnson with significant expertise in business matters and financial analysis in addition to corporate organizational and executive management skills.

        Sheldon I. Stein, age 58, has served as the President and Chief Executive Officer of Glazer's Distributors, one of the country's largest distributors of wine, spirits and malt products since July 2010. From 2008 until July 2010, Mr. Stein was a Vice Chairman of Global Investment Banking and Head of Southwest Investment Banking for Bank of America, Merrill Lynch. Before joining Merrill Lynch in 2008, Mr. Stein was with Bear Stearns for over twenty years as a Senior Managing Director running Bear Stearns' Southwest Investment Banking Group and as a member of Bear Stearns' President Advisory Council. Mr. Stein also serves on the Board of Directors of The Men's Wearhouse, Inc. In nominating Mr. Stein to serve as a director of the Company, the Board of Directors considered Mr. Stein's perspective and skill in building solid company value, his prior services as a strategic advisor to chief executive and chief financial officers of large public companies, his broad network of business and personal relationships, his experience and skills in corporate finance and mergers and acquisitions, and his service as the Chief Executive Officer at one of the 200 largest privately-held companies in the nation.

        The Board of Directors unanimously recommends that you vote "FOR" the election of each of the Board's nominees.

 PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        On September 20, 2011, the Audit Committee selected Ernst & Young as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012. Although SEC regulations and the NASDAQ listing requirements require the Company's independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the opinion of the Company's stockholders, which the Audit Committee will take into consideration in future deliberations. If the selection of Ernst & Young as the Company's independent registered public accounting firm is not ratified at the Annual Meeting, the Audit Committee may consider the engagement of another independent registered public accounting firm, but will not be obligated to do so. The Audit Committee may terminate the engagement of Ernst & Young as the Company's independent registered public accounting firm without the approval of the Company's stockholders if the Audit Committee deems termination to be necessary or appropriate. The Company expects that representatives of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

        The Board of Directors unanimously recommends that you vote "FOR" the ratification of the selection of Ernst & Young as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012.

 PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executives officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

        As described in more detail below under the heading "Compensation Discussion and Analysis," the following key objectives are the cornerstones of our executive compensation program:

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  integrate executive compensation with the long-term and short-term strategic objectives of the Company;

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  attract and retain executives who contribute to our long-term success; and

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  motivate and reward executives for individual achievements and high levels of individual performance.

        We believe these objectives collectively link executive compensation to overall Company performance, which helps ensure that the interests of our named executive officers are closely aligned with the interests of our stockholders.

        For fiscal 2011, we believe our compensation programs were designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. Below are the highlights of our executive compensation program for fiscal 2011.

  •
  Emphasis on Pay for Performance.  Earnings per share and net sales were the key measures for performance bonuses for which our named executive officers were eligible to receive under our Annual Cash Incentive Plan for fiscal 2011. The Compensation Committee chose such metrics because it believes they are the best indicators of Company performance and are most closely correlated to the creation of stockholder value. In addition, as discussed in more detail below under the heading "Compensation Discussion and Analysis—Compensation for Fiscal 2012," the Board of Directors is deliberating whether to amend the employment agreements of Ms. Mason and Mr. Marchetti to provide for, among other things, future equity and cash awards, and it is expected that a significant portion of any such awards would be subject to the Company's achievement of certain to-be-determined performance metrics.

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  Periodic Grants of Long-Term Equity Awards.  Another way that we try to link pay and performance is to periodically grant our named executive officers compensation in the form of equity awards, whose value is directly tied to our stock price performance. Although the Compensation Committee determined not to grant equity-based compensation to our named executive officers for fiscal 2011, except with respect to Ms. Mason pursuant to her employment agreement and as a result of the expiration of a previous award of stock options, for the reasons discussed below under the heading "Compensation Discussion and Analysis—Determination of Compensation for Fiscal 2011," we generally seek to have the long-term performance of our stock reflected in executive compensation through the periodic issuance of equity awards to our named executive officers. We expect that our Compensation Committee will grant long-term equity awards to our named executive officers in fiscal 2012 in order to further motivate our named executive officers to maximize the long-term growth and profitability of the Company.

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  Stockholder-Friendly Pay Practices.  We do not use many common pay practices that are considered to be unfriendly to stockholders, such as extensive perquisites, and our named executive officers are only eligible to participate in certain employee benefit plans that are generally available to all of our employees on the same terms as similarly-situated employees.

    Further, our executive compensation arrangements do not contain excess parachute payment tax gross-up provisions nor guaranteed salary increases.

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  Independence of the Compensation Committee.  The Compensation Committee is composed solely of outside, independent directors who satisfy the independence requirements of the NASDAQ Stock Market, Inc. In addition, in setting executive compensation for fiscal 2011, the Compensation Committee periodically reviewed independent compensation surveys, such as the Mercer Benchmark Database Survey, for companies that are categorized as specialty retailers with similar sales revenue and geographic locations to assist in the evaluation of executive compensation. Further, as discussed below under the heading "Compensation Discussion and Analysis—Compensation for Fiscal 2012," in setting executive compensation for fiscal 2012, the Compensation Committee reviewed management's findings with respect to publicly-available executive compensation proxy data compiled by independent aggregation services, such as Equilar Insight.

        The vote on this resolution is not intended to address any specific element of compensation. Rather, the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors.

        Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        The Board of Directors unanimously recommends that you vote "FOR" the approval of the compensation of the Company's named executive officers, as disclosed in this Proxy Statement.

 PROPOSAL NO. 4
ADVISORY VOTE ON THE FREQUENCY OF
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that our stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they desire, abstain from casting a vote on this proposal.

        Our Board of Directors has determined that an annual advisory vote on executive compensation will allow our stockholders to provide timely, direct input on the Company's executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board believes that an annual vote is therefore consistent with the Company's efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

        The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

        This vote is advisory and not binding on the Company or our Board of Directors in any way. The Board of Directors and the Compensation Committee of the Board will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

        The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

        The Board of Directors unanimously recommends that you vote for the option of every "1 YEAR" as the preferred frequency for advisory votes on executive compensation.

 DIRECTORS

Number of Directors; Composition of the Board

        The Board currently consists of seven directors. If elected at the Annual Meeting, the six individuals nominated for director will continue to serve until his or her term expires at the 2012 annual meeting of stockholders, or until his or her earlier death, resignation or removal.

Arrangements With Respect to Service on the Board

        Pursuant to Ms. Mason's Employment Agreement, as described later in this Proxy Statement, the Company is to nominate, and use its reasonable efforts to cause the election of, Ms. Mason to serve as a member of the Board of Directors until Ms. Mason's resignation, death or disability (including any waiting or qualifying period) as defined in the long-term disability insurance maintained by the Company for Ms. Mason or until the Board terminates Ms. Mason's employment with the Company.

CORPORATE GOVERNANCE

Director Nomination

        On February 9, 2011, the Board of Directors established a nominating and corporate governance committee of the Board (the "Nominating and Governance Committee"). The members of the Nominating and Governance Committee are Starlette Johnson, as Chair, Bruce Quinnell and David Green. Each of the members of the Nominating and Governance Committee is an independent director under applicable NASDAQ rules. The Nominating and Governance Committee is responsible for providing oversight as to the identification, selection and qualification of candidates to serve as directors of the Company and will recommend to the Board candidates for election or re-election as directors (or to fill any vacancies on the Board). The Nominating and Governance Committee Charter is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance." The Nominating and Governance Committee Charter is also available in print to any stockholder who requests a copy.

        In identifying and evaluating nominees for director, the Nominating and Governance Committee will take into account the following attributes and qualifications: (1) relevant knowledge and mix of background and experience; (2) personal and professional ethics, integrity and professionalism; (3) accomplishments in their respective fields; (4) the skills and expertise to make a significant contribution to the Board, the Company and its stockholders and (5) whether the candidate has any of the following qualities: financial expertise, general knowledge of the retail industry, and CEO, CFO or other senior management experience. In addition, although the Nominating and Governance Committee does not have a formal diversity policy in place for the director nomination process, diversity is an important factor in the Nominating and Governing Committee's consideration and assessment of a candidate, with diversity being broadly construed to mean a variety of opinions, perspectives, experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of the Board at that point in time. In addition, no person may be considered as a candidate for nomination as a director of the Company if (1) during the last five years, that person, or any of his or her affiliates, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or is currently under investigation for same or (2) during the last five years, that person, or any of his or her affiliates, was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which that person, or any of his or her affiliates, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws on finding any violation with respect to such laws, or is currently under investigation for same. In addition, the Nominating and Governance Committee will recommend to the Board candidates for re-election as directors. The Nominating and Governance Committee may conduct all necessary and appropriate inquiries into the backgrounds and qualifications of potential candidates. There are no specific or minimum qualities a candidate must have to be recommended as a director nominee by the Nominating and Governance Committee.

        The process for evaluating candidates is the same regardless of the source of the recommendation. The Nominating and Governance Committee will not discriminate on the basis of race, color, national origin, gender, religion or disability in selecting nominees. In addition to those candidates identified through its own internal processes, the Nominating and Governance Committee will evaluate a candidate proposed by any single stockholder (or group of stockholders) that beneficially owns our Common Stock provided that written notice of such stockholder's intent to make such nomination or nominations has been timely given to the Company. In order to be considered by the Nominating and Governance Committee for evaluation for an upcoming annual meeting of stockholders, a notice from a stockholder regarding a potential candidate must be sent to the Company's Secretary at the Company's headquarters by the date specified in the "Stockholders' Proposals" section of the previous year's proxy statement for nomination of directors. The notice should set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company that are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company's books, of such stockholder, (ii) the class and number of shares of the Company which are beneficially owned by such stockholder, (iii) whether the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. All candidates (whether identified internally or by a stockholder) who, after evaluation and recommendation by the Nominating and Governance Committee, are then nominated by the Board will be included as the Board's recommended slate of director nominees in the Company's proxy statement.

        Any stockholder of the Company may nominate one or more individuals for election as a director of the Company at an annual meeting of stockholders if the stockholder sends a notice to the Company's Secretary at the Company's headquarters by the date specified in the "Stockholders' Proposals" section of the previous year's proxy statement for nomination of directors. The procedures described in the prior paragraph are meant to establish an additional means by which certain stockholders can have access to the Company's process for identifying and evaluating Board candidates and is not meant to replace or limit stockholders' general nomination rights in any way.

        Prior to the formation of the Nominating and Governance Committee and with respect to nominating directors for the Annual Meeting, the function of nominating directors was carried out by the independent members of the Board consistent with the process described above, and the Company did not maintain a standing nominating committee or other committee performing similar functions and there was no charter governing this process. Based on the relatively small size of the Board, the Board believed it was beneficial to have all independent members involved in evaluating potential candidates and recommending nominees. The Board decided to form the Nominating and Governance Committee primarily to serve the following purposes: (i) to develop and recommend to the Board a set of corporate governance principles applicable to the Board and the Company's employees, (ii) to periodically review and assess the Company's corporate governance principles and make recommendations to the Board for changes to such principles, as necessary or appropriate, (iii) to provide oversight as to the identification, selection and qualification of candidates for the Board, and (iv) to evaluate and recommend to the Board candidates for election or re-election as directors.

Director Independence

        NASDAQ listing standards require our Board of Directors to be comprised of at least a majority of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company which would interfere with the exercise of independent judgment in carrying out of his or her responsibilities as a director. Based on the independence standards prescribed by NASDAQ, our Board has affirmatively determined that all directors are independent, other than Ms. Mason, who is not independent due to her employment relationship with the Company. In addition, as prescribed by NASDAQ rules, the independent directors have regularly scheduled meetings without management present.

Independent Chairman of the Board

        The Company has had different individuals serving as its Chief Executive Officer and Chairman of the Board since 2000. The separation of roles is designed to allow our President and Chief Executive Officer, Ms. Mason, to focus on the day-to-day management of the Company's business and our independent Chairman to focus on the continued development of a high-performing Board, including (1) ensuring the Board remains focused on the Company's long-term strategic plans, (2) developing Board agendas, (3) working with Company management to ensure the Board has timely and adequate information, (4) coordinating Board committee activities, (5) supporting and mentoring the Chief Executive Officer and (6) ensuring effective stakeholder communications. The Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to her position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board's oversight responsibilities continue to grow. The Board believes, due to the continued leadership and experience provided by these two individuals, that having separate positions is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.

Board of Directors' Role in Risk Oversight

        Our Company, like others, faces a variety of enterprise risks, including credit risk, liquidity risk and operational risk. In fulfilling its risk oversight role, the Board focuses on the adequacy of the Company's risk management process and overall risk management system. The Board believes an effective risk management system will (1) adequately identify the material risks that the Company faces in a timely manner, (2) implement appropriate risk management strategies that are responsive to the Company's risk profile and specific material risk exposures, (3) integrate consideration of risk and risk management into business decision-making throughout the Company and (4) include policies and procedures that adequately transmit necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee.

        The Audit Committee is charged by its charter to review and discuss with the Company's management, internal audit staff and independent accountants the Company's policies with respect to risk assessment and risk management, as well as major risk exposures and the process used to manage those exposures that could have a material effect on the Company's financial statements. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives information from management and other advisors regarding the Company's risk management process and system, the nature of the material risks the Company faces and the adequacy of the Company's policies and procedures designed to respond to and mitigate these risks.

        Although the Board's primary risk oversight role has been assigned to the Audit Committee, the full Board also periodically receives information about the Company's risk management system and the most significant risks that the Company faces. This is principally accomplished through the Audit Committee's discussions with the full Board and briefings provided by management and advisors of the Company.

Communication with the Board of Directors

        Stockholders and other interested parties may communicate with one or more members of the Board in writing by regular mail. The following address may be used by those who wish to send such communications:

  Board of Directors
  c/o Secretary
  Tuesday Morning Corporation
  6250 LBJ Freeway
  Dallas, Texas 75240

        Such communication should be clearly marked "Stockholder—Board Communication." The communication must indicate whether it is meant to be distributed to the entire Board, a specific committee of the Board or to specific members of the Board, and must state the number of shares beneficially owned by the stockholder making the communication. The Secretary has the authority to disregard any inappropriate communications. If deemed an appropriate communication, the Secretary will submit such stakeholder's correspondence to the Chairman of the Board (on behalf of the Board) or to any specific committee, director or directors to whom the correspondence is directed.

Code of Ethics for Senior Financial Officers

        We have adopted a "Code of Ethics for Senior Financial Officers" that establishes the ethical standards to be followed by the persons serving as our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Senior Financial Officers"). Amendments to and waivers from the Code of Ethics for Senior Financial Officers will be posted on our website within four business days after approval by the Board. Any waiver from the Code of Ethics for Senior Financial Officers requires approval by the Board. There were no waivers from the Code of Ethics for Senior Financial Officers during the fiscal year ended June 30, 2011. The Code of Ethics for Senior Financial Officers is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance."

Code of Conduct

        We have also adopted a "Code of Conduct" that establishes the business conduct to be followed by all of our officers, including the Senior Financial Officers, employees and members of our Board and embodies the Company's principles and practices relating to the ethical conduct of the Company's business and its long-standing commitment to honesty, fair dealing and full compliance with all laws affecting the Company's business. Amendments to and waivers from the Code of Conduct with respect to the Senior Financial Officers will be posted on our website within four business days after approval by the Board. Any waiver from the Code of Conduct with respect to our Senior Financial Officers requires approval by the Board. There were no waivers from the Code of Conduct with respect to the Senior Financial Officers during the fiscal year ended June 30, 2011. The Code of Conduct is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance."

 MEETINGS AND COMMITTEES OF THE BOARD

Board of Directors

        Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and stockholder's meetings. During the fiscal year ended June 30, 2011, the Board of Directors held seven meetings and all of our directors during this period attended 75% or more of such meetings, except for Mr. Chereskin who attend 71% of such meetings (five out of seven). Directors are encouraged to attend the annual meeting of stockholders. All of our then-serving directors attended the Company's annual stockholders meeting held on November 10, 2010.

Committees of the Board

        The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee

        The Audit Committee has three members and met eleven times during the fiscal year ended June 30, 2011. Each person who served as a member of the Audit Committee during this period attended 75% or more of such meetings. The Audit Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to the applicable NASDAQ rules and satisfy the SEC requirements relating to the independence of audit committee members. The Board has determined that all the members of the Audit Committee have the ability to read and understand fundamental financial statements.

        The Audit Committee is currently comprised of Bruce A. Quinnell, as Chairman, William J. Hunckler, III, and Starlette Johnson. The Board of Directors has determined that Mr. Quinnell qualifies as an "audit committee financial expert" as defined by applicable SEC rules and has designated Mr. Quinnell as the Company's audit committee financial expert. The Board has adopted a charter for the Audit Committee, which is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance." The Audit Committee Charter is also available in print to any stockholder who requests a copy.

        The Audit Committee's responsibilities, which are discussed in detail in its charter, include the duty and responsibility to:

  •
  establish policies and procedures for reviewing and approving the appointment, compensation, retention and oversight of our independent registered public accounting firm;

  •
  review and discuss with our independent registered public accounting firm, internal auditors and management the adequacy and effectiveness of the Company's system of internal controls and the Company's policies with respect to risk assessment and management;

  •
  review the scope and results of our independent registered public accounting firm's audit of the Company's annual financial statements, accompanying footnotes and audit report;

  •
  pre-approve all audit and permissible non-audit fees;

  •
  review and discuss with management and the registered independent public accounting firm of the Company the annual and quarterly consolidated financial statements of the Company and related disclosures;

  •
  review and discuss with management and the registered independent public accounting firm of the Company significant issues regarding accounting principles and financial statement presentations; and

  •
  perform other functions or duties deemed appropriate by the Board.

        The Audit Committee has the authority under its charter to retain any independent counsel, experts or advisors (accounting, financial, legal or otherwise) that the Audit Committee believes to be necessary or appropriate to assist in the fulfillment of its responsibilities.

Compensation Committee

        The Compensation Committee has four members and met four times during the fiscal year ended June 30, 2011. Each person who served as a member of the Compensation Committee during this period attended 75% or more of such meetings. The Compensation Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to applicable NASDAQ rules.

        The Compensation Committee is currently comprised of Bruce A. Quinnell, as Chairman, Benjamin D. Chereskin, David B. Green and William J. Hunckler, III. The Board adopted a charter for the Compensation Committee, which is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance." The Compensation Committee Charter is also available in print to any stockholder who requests a copy.

        The Compensation Committee's responsibilities, which are discussed in detail in its charter, include the duty and responsibility to:

  •
  review and approve the corporate goals and objectives relevant to compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives, and determine the compensation of our Chief Executive Officer based on this evaluation;

  •
  review and approve compensation and incentive arrangements (including any employment or severance agreements) for the executive officers of the Company;

  •
  administer the Company's equity incentive plans, including the review and grant of stock options and other equity incentive grants to directors, executive officers and other key employees of the Company; and

  •
  perform other functions or duties deemed appropriate by the Board.

        Compensation Committee meetings are regularly attended by the President and Chief Executive Officer, Chief Operating Officer and the Chief Financial Officer. At each meeting, the Compensation Committee meets in executive session in which only independent directors are present. The Compensation Committee Chairman reports the Compensation Committee's recommendations on executive compensation to the Board. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and legal counsel as it deems necessary to assist in the fulfillment of its responsibilities.

Nominating and Governance Committee

        As discussed above, on February 9, 2011 the Board of Directors established the Nominating and Governance Committee. The Nominating and Governance Committee has three members. The Nominating and Governance Committee met once during the fiscal year ended June 30, 2011 and each person who served as a member of the Nominating and Governance Committee during this period attended such meeting. The Nominating and Governance Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to applicable NASDAQ rules.

        The Nominating and Governance Committee is currently comprised of Starlette Johnson, as Chair, Bruce A. Quinnell and David B. Green. The Board adopted a charter for the Nominating and Governance Committee, which is available on the Company's website at www.tuesdaymorning.com by first clicking on "Investor Relations" and then "Corporate Governance." The Nominating and Governance Committee Charter is also available in print to any stockholder who requests a copy.

        The Nominating and Governance Committee's responsibilities, which are discussed in detail in its charter, include the duty and responsibility to:

  •
  evaluate and recommend to the Board from time to time as to changes that the Committee believes to be necessary, appropriate or desirable with respect to the size, composition, and functional needs of the Board;

  •
  develop and recommend to the Board specific guidelines and criteria for screening and selecting nominees to the Board, including any director nominations submitted by the Company's stockholders;

  •
  provide oversight as to the identification, selection, and qualification of candidates for the Board, including interviewing and evaluating new candidates for the Board;

  •
  recommend to the Board candidates for election or re-election as directors or to fill any vacancies on the Board;

  •
  recommend to the Board candidates for appointment to the standing committees of the Board in accordance with the policies and principles in such committees' charters and taking into consideration such other factors as it deems necessary, appropriate or desirable;

  •
  periodically review and assess the Company's corporate governance principles and make recommendations to the Board for changes as deemed necessary, appropriate or desirable; and

  •
  perform other functions or duties deemed appropriate by the Board.

        The Nominating and Governance Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and legal counsel as it deems necessary to assist in the fulfillment of its responsibilities.

Compensation Committee Interlocks and Insider Participation

        Messrs. Quinnell, Chereskin, Green, and Hunckler, III served on the Compensation Committee for the fiscal year ended June 30, 2011. None of our executive officers served as a member of the Compensation Committee or similar committee or as a member of the board of directors of any other entity one of whose executive officers served on the Compensation Committee or as a member of the Board of Directors.

Risk-Related Compensation Policies and Practices

        As part of its oversight of the Company's executive and non-executive compensation programs, the Compensation Committee considers the impact of the Company's compensation programs, and the incentives created by the compensation awards that it administers, on the Company's risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may increase or reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. Based on this review, the Company has concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.

 EXECUTIVE OFFICERS

        The Board appoints our executive officers at the first Board meeting following our annual stockholders meeting and updates the executive officer positions as needed throughout the year. Each executive officer serves at the request of the Board and until their successors are appointed, or until the earlier of their death, resignation or removal.

        The following sets forth certain information about our executive officers other than Kathleen Mason whose biographical information is included above under "Proposal No. 1—Election of Directors."

Stephanie Bowman

        Ms. Bowman, age 48, has served as the Company's Executive Vice President, Chief Financial Officer, Secretary and Treasurer since April 2008. Ms. Bowman joined Tuesday Morning in August 2006 as Controller and was promoted to Vice President of Finance in April 2007. From January 2002 until Ms. Bowman joined the Company, she served as Senior Vice President of Finance for Summit Global Partners, which was acquired by USI Holdings, Inc., a publicly-traded insurance brokerage firm, in February 2005.

Michael J. Marchetti

        Mr. Marchetti, age 54, has served as the Company's Executive Vice President and Chief Operating Officer since April 2003. Mr. Marchetti joined Tuesday Morning in February 2001 as Senior Vice President, Strategic Planning and was promoted to Executive Vice President, Operations in February 2002. He also served as the Company's Acting Chief Financial Officer, Secretary and Treasurer from January 2008 to April 2008. From April 1999 to February 2001, Mr. Marchetti was a principal with MarCon Services, Inc., a service company that evaluates system development needs. He also served as Chief Financial Officer of CWT Specialty Stores, Inc., the parent company of Cherry & Webb specialty retail stores, from August 1996 to March 1999.

Melinda Page

        Ms. Page, age 49, has served as the Company's Senior Vice President, General Merchandise Manager since April 2006. Ms. Page joined Tuesday Morning in September 1999 as Buyer and was promoted to Director of Merchandising Systems in December 2003. In June 2005, Ms. Page was promoted to Vice President, Planning and Allocation. From 1980 through August 1999, Ms. Page held various positions at TJMaxx, Marshall's, Lechmere and Filene's Basement.

Ross Manning

        Mr. Manning, age 64, has served as the Company's Senior Vice President, Marketing since August 2008 and previously served as the Company's Senior Vice President, General Merchandise Manager from June 2004 to August 2008. He joined Tuesday Morning in June 2004. Prior to joining Tuesday Morning, Mr. Manning was Managing Partner of Retail Experiences Consulting, Inc. an international marketing and retail consulting firm. He also held several positions with Jaeger, the British apparel brand, including Managing Director, Retail and Marketing worldwide and President of Jaeger, North America. Mr. Manning has held a variety of executive positions with Federated Department Stores and other upscale retailers.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis focuses on the compensation of the Company's executive officers, including our "named executive officers" who are the individuals included in the Summary Compensation Table beginning on page 30 of this Proxy Statement. This section summarizes our executive compensation program and objectives and provides an overview of how and why the Compensation Committee of our Board of Directors, who is responsible for the oversight of our executive compensation program (for purposes of this section only, the "Committee"), made specific decisions involving the compensation of our named executive officers.

Executive Summary

        Our compensation program is designed to meet the following principal objectives:

  •
  integrate executive compensation with the long-term and short-term strategic objectives of the Company;

  •
  attract and retain executives who contribute to our long-term success; and

  •
  motivate and reward executives for individual achievements and high levels of individual performance.

        We believe these objectives collectively link executive compensation to overall Company performance, which helps ensure that the interests of our executive officers are closely aligned with the interests of our stockholders.

        For fiscal 2011, we believe our compensation programs were designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. Below are the highlights of our executive compensation program for fiscal 2011.

  •
  Emphasis on Pay for Performance.  Earnings per share and net sales were the key measures for performance bonuses for which our named executive officers under our Annual Cash Incentive Plan for fiscal 2011. The Committee chose such metrics because it believes they are the best indicators of Company performance and are most closely correlated to the creation of stockholder value. In addition, as discussed in more detail below, the Board of Directors is deliberating whether to amend the employment agreements of Ms. Mason and Mr. Marchetti to provide for, among other things, future equity and cash awards, and it is expected that a significant portion of any such awards would be subject to the Company's achievement of certain to-be-determined performance metrics.

  •
  Periodic Grants of Long-Term Equity Awards.  Another way that we try to link pay and performance is to periodically grant our named executive officers compensation in the form of equity awards, whose value is directly tied to our stock price performance. Although the Committee determined not to grant equity-based compensation to our named executive officers for fiscal 2011, except with respect to Ms. Mason pursuant to her employment agreement and as a result of the expiration of a previous award of stock options, for the reasons discussed below, we generally seek to have the long-term performance of our stock reflected in executive compensation through the periodic issuance of equity awards to our named executive officers. We expect that the Committee will grant long-term equity awards to our named executive officers in fiscal 2012 in order to further motivate our named executive officers to maximize the long-term growth and profitability of the Company.

  •
  Stockholder-Friendly Pay Practices.  We do not use many common pay practices that are considered to be unfriendly to stockholders, such as extensive perquisites, and our named executive officers are only eligible to participate in certain employee benefit plans that are generally available to all of our employees on the same terms as similarly-situated employees. Further, our executive compensation arrangements do not contain excess parachute payment tax gross-up provisions nor guaranteed salary increases.

  •
  Independence of the Compensation Committee.  The Committee is composed solely of outside, independent directors who satisfy the independence requirements of the NASDAQ Stock Market, Inc. In addition, in setting executive compensation for fiscal 2011, the Committee periodically reviewed independent compensation surveys, such as the Mercer Benchmark Database Survey, for companies that are categorized as specialty retailers with similar sales revenue and geographic locations to assist in the evaluation of executive compensation. Further, as discussed below in setting executive compensation for fiscal 2012, the Committee reviewed management's findings with respect to publicly-available executive compensation proxy data compiled by independent aggregation services, such as Equilar Insight.

Overview of Compensation Committee Responsibilities

        The Committee, which is comprised solely of independent directors, has responsibility for establishing, implementing and continually monitoring adherence to the Company's compensation philosophy. The Committee ensures that the total compensation paid to the executive officers is fair, reasonable and competitive. The Committee is empowered to review and recommend to the full Board the annual compensation, long-term equity incentive compensation, annual cash incentive plan compensation and discretionary bonuses, as well as the compensation procedures for the Chief Executive Officer. The Committee also reviews and considers the Chief Executive Officer's recommendations for annual compensation, long-term equity incentive compensation, annual cash incentive plan compensation and discretionary bonuses, as well as the compensation procedures for our other named executive officers.

Role of Executive Officers in Compensation Decisions

        The Chief Executive Officer makes compensation recommendations to the Committee with respect to the executive officers who report to her, which include the named executive officers. Such executive officers are not present at the time of these deliberations. The Committee may accept or reject these recommendations. The Committee determines the Chief Executive Officer's compensation based on its evaluation of the performance of the Chief Executive Officer in light of the overall corporate goals and objectives. The Committee does not delegate any of its functions to others in setting compensation. The Committee does not currently engage any consultant with respect to executive compensation matters.

Setting Executive Compensation

        Our compensation program is structured to motivate executives to achieve the business goals set by the Company and reward the executives for achieving these goals. The program is also designed to compensate our named executive officers with competitive annual salaries and other cash compensation while also creating long-term incentives for executives that will align the interests of the Company with those of its stockholders and will create long-term growth in stockholder value. Company management periodically reviews independent compensation surveys, such as the Mercer Benchmark Database Survey, for companies that are categorized as specialty retailers with similar sales revenue and geographic locations, which consisted of Conn's, Inc., CostPlus, Inc., Pier 1 Imports, Inc., Overstock.com, Inc., New York & Company, Inc., Coldwater Creek, Inc., Buckle, Inc., Pacific Sunwear of California, Inc., Cato Corp., Big 5 Sporting Goods Corp., School Specialty, Inc., Jos A Bank

Clothiers, Inc., Vitamin Shoppe, Inc., JAKK Pacific, Inc., Shoe Carnival, Inc. and Hot Topic, Inc. to assist in the evaluation of executive compensation. In addition, management reviewed publicly-available executive compensation proxy data compiled by independent aggregation services, such as Equilar Insight, from the companies described in the preceding sentence. Management provided summaries of such review to the Committee to assist with the Committee's determination of base salary.

        Our compensation program is not based on the short-term performance of our stock, whether favorable or unfavorable, but rather on the belief that that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company by our executives. Although the Compensation Committee determined not to grant equity-based compensation to our named executive officers for fiscal 2011, except for with respect to Ms. Mason pursuant to her employment agreement and as a result of the expiration of a previous award of stock options, we generally seek to have the long-term performance of our stock reflected in executive compensation through the periodic issuance of equity awards to our named executive officers.

        For the fiscal year ended June 30, 2011, the principal components of compensation for the named executive officers were:

  •
  Base salary;

  •
  Equity-based compensation, with respect to Ms. Mason only;

  •
  Annual cash payments pursuant to existing employment agreements, with respect to Ms. Mason and Mr. Marchetti only; and

  •
  Perquisites and other personal benefits.

        The Committee believed that this approach best served the interests of the Company and its stockholders during fiscal 2011. The Committee has no established policy for allocating between long-term and short-term compensation but rather considers such allocation on a case-by-case basis and may reconsider the mix of compensation components from year to year, as determined in its discretion taking into account its compensation philosophies and objectives and other relevant factors.

Base Salary

        The Company provides its named executive officers with base salary to compensate them for services rendered during the fiscal year. The base salary is initially determined by the terms of each named executive officer's offer letter from the Company, with consideration given to the scope of responsibility of the position, the named executive officer's anticipated contribution to the Company's financial performance and current economic and market factors relating to the Company's ability to attract and retain top leadership talent. The Committee's intention is to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with our stockholders.

        Base salary levels are reviewed for merit adjustments as part of the annual performance review process for all employees as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of our named executive officers are based on the recommendations of Ms. Mason (other than with respect to her own salary), the Committee's assessment of the individual's performance and our financial performance. The Committee also considers the experience of the named executive officer, each named executive officer's compensation in relation to our other officers and management's summaries of the publicly available executive compensation information and independent compensation surveys, as described above under the heading "Setting Executive Compensation."

Annual Cash Incentive Plan

        The Committee believes that our named executive officers should be eligible to receive short-term cash bonuses based on the Company's financial performance and provides such persons with short-term financial rewards upon the achievement of certain pre-determined Company-wide financial performance goals. The Committee believes the achievement of these financial performance goals will ultimately increase the value of our Common Stock, as well as help attract and retain our named executive officers by providing attractive compensation opportunities.

        In December 2007, the Committee approved an annual cash incentive plan (the "Cash Incentive Plan") under which our named executive officers are eligible to receive cash awards based on the extent to which certain pre-determined Company performance goals are achieved. Under the Cash Incentive Plan, each named executive officer is eligible to receive a cash bonus based on a percentage of the individual's base salary. Such cash bonuses will only be paid to the named executive officers if certain performance targets that have been established by the Committee are met by the Company for the fiscal year. Historically, the amount of the bonus for each named executive officer is generally determined based on the earnings per share and net sales attained by the Company in such fiscal year, as the Committee believes earnings per share and net sales are the best indicators of Company performance and are most closely correlated to the creation of stockholder value. However, the Committee may, in its discretion, use different pre-established performance criteria.

        The amount of the final cash bonus payout is based on the Company's actual performance measured against the performance targets set by the Committee. If the Company does not achieve the minimum financial performance targets, or the Committee decides that our named executive officers will not be eligible for cash-based incentive awards for the fiscal year, and thus, does not set any performance targets, then the named executive officers will not receive any cash bonus under the Cash Incentive Plan. The Committee may also establish a discretionary financial performance targets and upon the Company's achievement of such discretionary level targets, the Committee will have the discretion to award a cash bonus to the named executive officers. If the non-discretionary performance targets are satisfied, then each named executive officer is eligible to receive a cash bonus equal to a percentage, ranging from 10% to 20%, of his or her base salary, based on the achievement of performance targets at the different achievement levels; provided, that the actual cash bonus payable by the Company can be reduced in the sole discretion of the Committee.

        The Committee has historically set performance targets under the Cash Incentive Plan in July of each year. Except for with respect to any discretionary performance level targets established by the Committee as discussed above, the Committee does not have discretion to make payouts under the Cash Incentive Plan when the minimum performance targets are not achieved, although the Committee reserves the right, at any time during the performance period, to adjust the performance targets upon the occurrence of unforeseen developments, changes in market conditions, changes in the Company's business plan, changes in the Committee's compensation philosophy or objectives or otherwise.

        The Committee recognizes that there may be instances where the accounting treatment of a matter may have a disproportionate impact on our financial results in any given year, irrespective of whether or not such accounting impact truly reflects our operating results for that fiscal year. Accordingly, the Committee uses its discretion in evaluating our financial performance with respect to the Cash Incentive Plan, and may exclude certain accounting measures and extraordinary items in determining whether we met our financial performance targets when doing so is consistent with our compensation objectives.

        As discussed in more detail below, since the Company did not achieve the Level 3 threshold performance targets or the discretionary threshold performance targets for fiscal 2011, none of the named executive officers received a cash bonus under the Cash Incentive Plan for fiscal 2011.

Equity-Based Compensation

        The Committee believes that equity compensation is a highly effective means of creating a link between the compensation provided to the named executive officers with increases in stockholder value. Each of our named executive officers is eligible to receive equity awards under the Company's equity incentive plans, which have historically been in the form of stock options and restricted stock. The levels of stock option and restricted stock award grants are based primarily upon each executive's relative position, responsibilities within the Company and individual performance, as well as the competitive environment in which the Company operates, including a review of accumulative realized and unrealized gains from prior stock option and restricted stock awards. The Company was also obligated to provide an annual restricted stock award with a value equal to $250,000 per award to Ms. Mason on June 30, 2009, June 30, 2010 and June 30, 2011 pursuant to the terms of her employment agreement with the Company. Although the Company encourages its named executive officers to own the Company's stock, the Company does not require its named executive officers to maintain a minimum stock ownership interest in the Company.

        The Committee believes that the periodic grant of time-vested or performance-based stock option and restricted stock awards provides an incentive that focuses the executives' attention on managing the business from the perspective of owners with an equity stake in the Company. The Committee believes that those types of awards further motivate executives to maximize long-term growth and profitability because value is created in the awards if the stock price increases after the option award is granted, or, in the case of restricted stock awards, if the executive remains with the Company for a period of time or achieves certain performance-based targets.

        We have established the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan (the "2004 Plan") and the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan (the "2008 Plan"), which allow our Board to grant equity awards to directors, officers and other key employees and individuals who perform services for us. The Committee and, through express consent of the Committee, Ms. Mason are authorized to grant equity awards under the 2004 Plan and the 2008 Plan. Stock options granted under the 2004 Plan are awarded at a fair market value equal to the mean of the high and low trading prices of the Common Stock on the date of grant. Stock options granted under the 2008 Plan are awarded at a fair market value equal to the closing sale price of the Common Stock on the date of grant. Stock options may include performance-based targets which are required to be met in order for such awards to vest. The 2004 Plan and the 2008 Plan also allow for the grant of shares of time-based restricted stock, which shares generally vest ratably over a period of one year or three years. As described in more detail below, we have also granted options to purchase shares of our Common Stock and shares of restricted stock under the 2004 Plan and 2008 Plan with different vesting periods to Ms. Mason and Mr. Marchetti pursuant to their respective employment agreements. In addition, the 2004 Plan and 2008 Plan allow the grant of performance awards, which may include cash awards, awards based upon units having established dollar values or performance stock awards. As of September 20, 2011, the maximum remaining number of shares of our Common Stock that may be issued pursuant to equity awards under the 2004 Plan and 2008 Plan was 318,731 shares and 669,372 shares, respectively.

        For the reasons discussed below, the Committee determined not to grant equity-based compensation to the named executive officers during fiscal 2011, except for with respect to Ms. Mason pursuant to her employment agreement. In addition, as a previously granted option to Ms. Mason to purchase 467,000 shares of our Common Stock expired as of July 25, 2010, on August 30, 2010 the Committee granted Ms. Mason a new option to purchase 467,000 shares of our Common Stock, which option vests in three equal installments on August 30, 2011, August 30, 2012 and August 30, 2013.

Perquisites and Other Benefits

        Our named executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly-situated employees. Certain named executive officers have received additional perquisites that the Committee believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The perquisites and other benefits provided to our named executive officers in the fiscal year ended June 30, 2011 are described in footnote 3 to the Summary Compensation Table below.

401(k) Profit Sharing Plan

        After six months of service with the Company or its subsidiaries, our employees, including our named executive officers, are eligible to participate in our 401(k) profit sharing plan. Under this plan, eligible employees may request us to deduct and contribute between 1% and 75% of their respective salaries to the plan. Subject to Internal Revenue Service Regulations, we match each participant's contribution up to 4% of the participant's compensation. The Company offers this benefit in order to remain competitive with other companies.

Death Benefits

        The Company's death benefit plan is provided to all active full-time employees of the Company, including the named executive officers. For named executive officers, this benefit plan provides for a payment equal to two times the named executive officer's respective annual base salary, not to exceed $300,000. The Company offers this benefit plan in order to remain competitive with other companies.

Determination of Compensation for Fiscal 2011

Fiscal 2011 Base Salary Adjustments

        In November 2010, the Committee considered whether adjustments would be made during fiscal 2011 to the annual base salaries of our named executive officers. During the Committee's review of base salaries, the Committee primarily considered the input of Ms. Mason (other than with respect to her own base salary), our financial performance, each named executive officer's individual performance, the experience of each named executive officer, and each named executive officer's compensation in relation to our other officers. In connection with such determination, Company management reviewed data reported in independently published compensation surveys, including the Mercer Benchmark Database Survey for companies that are categorized as specialty retailers with similar sales revenue and geographic locations, which consisted of Conn's, Inc., CostPlus, Inc., Pier 1 Imports, Inc., Overstock.com, Inc., New York & Company, Inc., Coldwater Creek, Inc., Buckle, Inc., Pacific Sunwear of California, Inc., Cato Corp., Big 5 Sporting Goods Corp., School Specialty, Inc., Jos A Bank Clothiers, Inc., Vitamin Shoppe, Inc., JAKK Pacific, Inc., Shoe Carnival, Inc. and Hot Topic, Inc. and prepared summaries of the data from such review for the Committee. In addition, management reviewed publicly-available executive compensation proxy data compiled by independent aggregation services, such as Equilar Insight, from the companies described in the preceding sentence. Management provided summaries of such review to the Committee to assist with the Committee's determination of base salary.

        In determining the named executive officers' base salaries for fiscal 2011, the Committee considered the summaries prepared by management described in the preceding paragraph, the Company's financial performance in fiscal 2010 on an absolute basis and with respect to the retail home furnishings sector in general, individual performance and overall experience. Based on its review, the Committee increased the base salaries of the named executive officers for fiscal 2011 (other than Ms. Mason and Mr. Marchetti for the reasons discussed below) as set forth in the table below. This increase was consistent with the Committee's decision to keep our executive compensation levels in line with those of executive officers with comparable duties and responsibilities at the similarly-situated public companies in the specialty retail industry identified above. The base salary adjustments for fiscal 2011 were effective December 1, 2010 and are set forth below.

	Annual Base Salaries
Name	Fiscal 2011 Salary	Fiscal 2010 Salary	Percent Increase
Stephanie Bowman	$270,000	$245,000	10.2%
Melinda Page	$315,000	$275,000	14.5%
Ross Manning	$250,000	$240,292	4.0%

        On September 29, 2008, the Board approved, and the Company entered into, an amended and restated employment agreement, as amended (the "Mason Employment Agreement"), with Ms. Mason, our President and Chief Executive Officer, which included an increase in base salary in the amount of $100,000, or 15.4%, effective July 1, 2008, and a cash payment of $500,000 on November 14, 2009, November 14, 2010 and November 14, 2011. As a result of the base salary increases and annual cash payments under her employment agreement, Ms. Mason did not receive an increase in base salary for fiscal 2011. On October 2, 2008, the Board approved, and the Company entered into, an employment agreement, as amended (the "Marchetti Employment Agreement"), with Michael J. Marchetti, our Chief Operating Officer, which included an increase in base salary of $50,000, or 12.5%, effective July 1, 2008, and cash payment of $200,000 on November 14, 2009, November 14, 2010 and November 14, 2011. As a result of the base salary increases and annual cash payments under his employment agreement, Mr. Marchetti did not receive an increase in base salary for fiscal 2011. For more information regarding the Mason Employment Agreement and the Marchetti Employment Agreement, please see "Payments Made Upon Change of Control" below.

Annual Incentive Compensation for Fiscal 2011

        As previously discussed, in December 2007 we adopted a Cash Incentive Plan for our named executive officers pursuant to which our named executive officers may be eligible to receive cash-based incentive awards upon the achievement of certain performance targets as determined by the Committee. In July 2010, the Committee determined that our named executive officers would be eligible to receive cash-based incentive awards for fiscal 2011, and accordingly, set and approved Company performance targets for fiscal 2011. The Committee determined that our named executive officers should be eligible to receive cash-based incentive awards for fiscal 2011 in consideration of the Company's improving financial performance, which would serve to provide such persons with the opportunity to receive short-term financial rewards upon the achievement of certain pre-determined Company-wide financial performance goals. The Committee believes that the achievement of these financial performance goals ultimately increases the value of our stock, as well as helps attract and retain our named executive officers by providing attractive compensation opportunities.

        In fiscal 2011, the company-wide financial performance targets were based upon our net sales and fully diluted earnings per share ("EPS") for fiscal 2011. The Committee selected these performance measures because it believed that net sales and EPS were the best indicators of our financial performance for fiscal 2011 and were most closely correlated to the creation of stockholder value. Both the net sales and EPS targets needed to be achieved at a particular level in order for the participant to be eligible to receive the maximum cash bonus at such level; provided, that the actual cash bonus payable by the Company could be reduced in the sole discretion of the Committee. The Committee also established a discretionary achievement level which was based upon net sales and EPS and the Committee had the discretion to award a cash bonus to the named executive officers if the net sales and EPS performance targets at this discretionary level were achieved.

        The following chart presents information about the specific performance targets established by the Committee for fiscal 2011 and the maximum incentive opportunities for our named executive officers at each achievement level:

	Performance Targets
			Maximum Incentive Opportunity as a Percentage of Base Salary
Achievement Level	Net Sales Targets	EPS Targets
	(in millions)
Level 1	$887.7	$0.45	20%
Level 2	$875.5	$0.41	15%
Level 3	$863.4	$0.35	10%
Discretionary	$840.8	$0.26	Discretionary

        In setting the performance targets, the Committee reviewed performance projections that accounted for current trends at the time the targets were set and the Company's internal budget for fiscal 2011. Actual net sales for fiscal 2011 were $821.1 million and actual earnings per share for fiscal 2011 was $0.22. As a result, neither the Level 3 threshold performance targets nor the discretionary threshold performance targets were attained and our named executive officers were not eligible to receive a cash bonus under the Cash Incentive Plan for fiscal 2011.

Long-Term Equity Incentive Award Grants for Fiscal 2011

        The Committee determines the timing of grants of equity awards to our named executive officers as well as the terms and restrictions applicable to such grants. On June 30, 2011, pursuant to the terms of the Mason Employment Agreement, the Committee granted shares of Common Stock to Ms. Mason under the 2004 Plan. These stock awards vested immediately on June 30, 2011. Ms. Mason received 54,348 shares of Common Stock which represented $250,000 in fair market value pursuant to the terms of the Mason Employment Agreement. In addition, as a previously granted option to Ms. Mason to purchase 467,000 shares of our Common Stock expired as of July 25, 2010, on August 30, 2010 the Committee granted Ms. Mason a new option to purchase 467,000 shares of our Common Stock, which option vests in three equal installments on August 30, 2011, August 30, 2012 and August 30, 2013. Except with respect to these awards, the Committee determined not to grant equity awards to our named executive officers during fiscal 2011. In making this determination, the Committee considered the total mix of compensation opportunity available to each of our named executive officers in fiscal 2011, including their base salaries, eligibility to receive cash incentive awards, and any annual cash payments payable to them. The Committee also considered each of our named executive officers' current stock ownership in the Company and determined that such level of stock ownership sufficiently aligned the interests of our named executive officers with those of our other stockholders. As described below, the Committee continually re-evaluates whether to grant equity-based incentive awards to our named executive officers.

Compensation for Fiscal 2012

        As part of its review of compensation practices of other companies in the specialty retail industry, along with the third party survey information described above, towards the end of fiscal 2010 Company management began to periodically review publicly-available executive compensation proxy data compiled by independent aggregation services, such as Equilar Insight. The Committee believes that using such aggregation services to obtain publicly-available compensation information is an efficient and comprehensive method of analyzing the total compensation paid to our named executive officers and ensuring that it is fair, reasonable and competitive. In addition, this approach allows the Company to construct a more accurate peer group of companies with which to compare its compensation practices than independent compensation surveys, which generally utilize a pre-established group of peer companies. As a result, in setting compensation for fiscal 2012 Company management continued to analyze publicly-available compensation information from independent aggregation services and the Committee has decided to set executive compensation for fiscal 2012 based upon such findings.

        In addition, since all of the equity awards and cash awards provided for in the Mason Employment Agreement and Marchetti Employment Agreement will have been granted by the end of calendar 2011, the Board of Directors, along with Ms. Mason and Mr. Marchetti, is currently deliberating whether to amend these agreements to provide for future equity and cash awards. In furtherance of the Committee's objective to emphasize pay for performance, it is expected that a significant portion of any such awards (and as a result the overall compensation of Ms. Mason and Mr. Marchetti) would be subject to the Company's achievement of certain to-be-determined performance metrics, which may include the market price of the Company's common stock. The amendments may also include adjustments to Ms. Mason's and Mr. Marchetti's respective annual base salaries for fiscal 2012. However, no formal Board action has been taken with respect to any such amendments to these agreements. Accordingly, no assurance can be given at this time as to whether these agreements will be amended, and if they are, what will be the terms of such amendments.

Tax and Accounting Implications

Deductibility of Executive Compensation

        As part of its role, the Committee reviews and considers the deductibility of executive compensation under section 162(m) of the Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. To the extent readily determinable, and as one of the factors in considering compensation matters, the Committee considers the anticipated tax treatment to the Company and to its executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. Although the Committee does design certain components of its executive compensation program to seek full deductibility, the Committee believes that the interests of stockholders are best served by not restricting the Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee has not and will not make compensation decisions based solely on the deductibility of compensation for federal income tax purposes.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement for filing with the SEC.

THE COMPENSATION COMMITTEE
Bruce A. Quinnell, Chairman Benjamin D. Chereskin David B. Green William J. Hunckler, III

 SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal years ended June 30, 2011, June 30, 2010, and June 30, 2009.

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)		Option Awards(1)		Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(3)	Total
Kathleen Mason,	2011	$750,000	$500,000	(4)	$250,001	(5)	$926,108	(6)	—	—	$11,240	$2,437,349
President and	2010	$750,000	$500,000		$250,002		—		$150,000	—	$10,083	$1,660,085
Chief Executive Officer	2009	$750,000	—		$639,565		$284,550		—	—	$11,381	$1,685,496
Stephanie Bowman,	2011	$256,250	—		—		—		—	—	$10,073	$266,323
Executive Vice President and	2010	$238,750	$5,000		—		—		$49,000	—	$9,833	$302,583
Chief Financial Officer	2009	$230,000	—		$62,000		$34,705		—	—	$9,570	$336,275
Michael J. Marchetti,	2011	$450,000	$200,000	(7)	—		—		—	—	$11,240	$661,240
Executive Vice President and	2010	$450,000	$200,000		—		—		$90,000	—	$10,083	$750,083
Chief Operating Officer	2009	$450,000	$30,000		$255,826		$56,910		—	—	$9,661	$802,397
Melinda Page,	2011	$291,250	—		—		—		—	—	$9,423	$300,673
Senior Vice President—	2010	$264,583	$15,000		—		—		$55,000	—	$283	$334,866
General Merchandise Manager	2009	$250,000	—		$62,000		$34,705		—	—	$450	$347,155
Ross Manning,	2011	$246,250	—		—		—		—	—	$11,230	$257,480
Senior Vice President—	2010	$242,917	—		—		—		$30,000	—	$10,000	$282,917
Marketing	2009	$240,292	—		$31,000		$15,918		—	—	$2,380	$289,590

(1)
This column represents the grant date fair value of restricted stock awards and stock options computed in accordance with Financial Accounting Standards Board's Accounting Standards Codification Topic 718, Compensation-Stock Compensation (formerly Statement of Financial Accounting Standards No. 123(R) ("FASB ASC Topic 718")). The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For restricted stock awards, fair value is calculated using the closing price of the Common Stock on the date of grant for awards issued under the 2008 Plan and the average of the high and low prices of the Common Stock on the date of grant for awards issued under the 2004 Plan. Refer to note 1(n) to the Company's consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for additional information on the valuation assumptions used in the calculation of grant date fair value for option awards included in the Summary Compensation Table above.

(2)
Since the Company did not achieve the Level 3 threshold performances targets or the discretionary level performance targets for fiscal 2011, the named executive officers did not receive a cash bonus under the Cash Incentive Plan for fiscal 2011. See "Executive Compensation—Compensation Discussion and Analysis—Annual Cash Incentive Plan" above for more information regarding the Cash Incentive Plan.

(3)
The amounts set forth in this column reflect the following for the fiscal year ended June 30, 2011:

	Matching Contributions(3-a)	Life Insurance(3-b)	Long-Term Disability	Post-Retirement Benefits	Vacation Payout	Miscellaneous	Total All Other Compensation
Kathleen Mason	$9,800	$504	$936	—	—	—	$11,240
Stephanie Bowman	$8,633	$504	$936	—	—	—	$10,073
Michael Marchetti	$9,800	$504	$936	—	—	—	$11,240
Melinda Page	$7,983	$504	$936	—	—	—	$9,423
Ross Manning	$9,850	$483	$897	—	—	—	$11,230

  (3-a)
  Matching contributions allocated by the Company to each of the named executive officers pursuant to the Company's 401(k) Profit Sharing Plan (which is more fully described above under the heading "401(k) Profit Sharing Plan");

  (3-b)
  The value attributable to $300,000 of life insurance premiums provided pursuant to the Company's health benefit program available to all eligible employees.
(4)
Represents an annual cash payment made on November 14, 2010 pursuant to the terms of the Mason Employment Agreement.

(5)
Represents $250,001 recognized from 54,348 shares of restricted stock granted to Ms. Mason on June 30, 2011 pursuant to the terms of the Mason Employment Agreement.

(6)
Represents $926,108 recognized from an option to purchase 467,000 shares of our Common Stock granted to Ms. Mason on August 30, 2010, which option vests in three equal installments on August 30, 2011, August 30, 2012 and August 30, 2013.

(7)
Represents an annual cash payment made on November 14, 2010 pursuant to the terms of the Marchetti Employment Agreement.

 GRANTS OF PLAN-BASED AWARDS

        The following table sets forth certain information with respect to grants of plan-based awards to the named executive officers in fiscal 2011. The estimated possible payouts under non-equity incentive plan awards represent the bonus award opportunities granted to our named executive officers in fiscal 2011 under the Cash Incentive Plan.

								All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)				Grant Date Fair Value of Stock and Option Awards ($)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards							Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Grant Date ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kathleen Mason	7/28/10	$75,000	$112,500	$150,000	—	—	—	—		—		—	—	—
	8/30/10	—	—	—	—	—	—	—		467,000	(2)	$3.74	$3.66	$926,108
	6/30/11	—	—	—	—	—	—	54,348	(3)	—		—	$4.65	$250,001
Stephanie Bowman	7/28/10	$25,625	$38,438	$51,250	—	—	—	—		—		—	—	—
Michael J. Marchetti	7/28/10	$45,000	$67,500	$90,000	—	—	—	—		—		—	—	—
Melinda Page	7/28/10	$29,125	$43,687	$58,250	—	—	—	—		—		—	—	—
Ross Manning	7/28/10	$24,625	$36,937	$49,250	—	—	—	—		—		—	—	—

(1)
The amounts set forth in these columns reflect the annual cash incentive compensation that our named executive officers were eligible to receive under the Cash Incentive Plan for fiscal 2011. The amounts range from 10% to 20% of each named executive officer's salary for fiscal 2011 and was based on Company performance for fiscal 2011. See "Executive Compensation—Compensation Discussion and Analysis—Annual Cash Incentive Plan" above for a description of the Cash Incentive Plan for fiscal 2011. Since the Company did not achieve the Level 3 threshold performance targets or the discretionary level performance targets for fiscal 2011, the named executive officers did not receive a cash bonus under the Cash Incentive Plan for fiscal 2011.

(2)
Represents an option granted to Ms. Mason to purchase 467,000 shares of our Common Stock, which option vests in three equal installments on August 30, 2011, August 30, 2012 and August 30, 2013.

(3)
Represents shares of restricted stock granted to Ms. Mason pursuant to the terms of the Mason Employment Agreement.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table includes certain information with respect to the value of all unexercised stock options and restricted stock awards held by the named executive officers as of June 30, 2011.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kathleen Mason	500,000	(2)	—		—	$20.04	04/07/2013	—	—	—	—
	437,442	(3)	62,558	(3)	—	$1.07	11/14/2018	—	—	—	—
	—		467,000	(4)	—	$3.74	08/30/2020	—	—	—	—
	—		—		—	—	—	121,359	$564,319	—	—
Stephanie Bowman	19,419	(2)	581	(2)	—	$13.96	08/22/2016	—	—	—	—
	33,334	(5)	16,666	(5)	—	$1.24	01/29/2019	—	—	—	—
	—		—		—	—	—	16,666	$77,497	—	—
Michael J. Marchetti	45,000	(2)	—		—	$16.92	02/19/2012	—	—	—	—
	40,000	(2)	—		—	$20.01	04/14/2013	—	—	—	—
	50,000	(2)	—		—	$30.25	08/18/2014	—	—	—	—
	65,000	(2)	—		—	$30.61	05/27/2015	—	—	—	—
	87,488	(3)	12,512	(3)	—	$1.07	11/14/2018	—	—	—	—
	—		—		—	—	—	48,543	$225,725	—	—
Melinda Page	6,700	(2)	—		—	$18.00	07/01/2012	—	—	—	—
	20,000	(2)	—		—	$29.66	12/18/2013	—	—	—	—
	51,000	(2)	—		—	$20.02	04/25/2016	—	—	—	—
	33,334	(5)	16,666	(5)	—	$1.24	01/29/2019	—	—	—	—
	—		—		—	—	—	16,666	$77,497	—	—
Ross Manning	100,000	(2)	—		—	$29.85	06/08/2014	—	—	—	—
	16,667	(5)	8,333	(5)	—	$1.24	01/29/2019	—	—	—	—
	—		—		—	—	—	8,333	$38,748	—	—

(1)
Market value was determined using the closing price of Common Stock of $4.65, which was the closing price of Common Stock as reported on NASDAQ on June 30, 2011 (the last business day of fiscal 2011).

(2)
Represents options to purchase shares of Common Stock, which options vest daily over a five-year period from the date of grant and have a ten-year expiration term.

(3)
Represents options to purchase shares of Common Stock granted pursuant to the Mason Employment Agreement or Marchetti Employment Agreement, as applicable, which options vest daily commencing on November 14, 2008 over a three-year period.

(4)
Represents an option granted to Ms. Mason to purchase 467,000 shares of our Common Stock, which option vests in three equal installments on August 30, 2011, August 30, 2012 and August 30, 2013.

(5)
These options vest in equal installments annually on January 29, 2010, January 29, 2011 and January 29, 2012.

 OPTION EXERCISES AND STOCK VESTED

        The following table contains information regarding the acquisition of our Common Stock by our named executive officers upon the vesting of restricted stock during the fiscal year ended June 30, 2011. None of the Company's named executive officers acquired any shares of our Common Stock upon the exercise of stock options during the fiscal year ended June 30, 2011.

	Stock Awards
Name	Number of Shares Acquired on Vesting		Value Realized on Vesting(1)
Kathleen Mason	175,707	(2)	$858,300
Stephanie Bowman	16,667		$83,002
Michael J. Marchetti	48,544		$242,235
Melinda Page	16,667		$83,002
Ross Manning	8,333		$41,498

(1)
Based on the closing price of our Common Stock on the applicable vesting date.

(2)
Includes 54,348 shares of our Common Stock that vested on June 30, 2011 in connection with a restricted stock award granted pursuant to the terms of the Mason Employment Agreement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

        The tables below reflect the amount of compensation to each of the named executive officers of the Company in the event of termination of such executive's employment. The amount of compensation payable to each named executive officer upon voluntary termination, retirement, involuntary not-for-cause termination, termination following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of June 30, 2011, and thus includes amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The amounts provided in this section are based on hypothetical circumstances and may materially differ from actual amounts payable upon the triggering event. The actual amounts to be paid out can only be determined at the time of such named executive officer's separation from the Company.

Payments Made Upon Termination

        Regardless of the manner in which a named executive officer's employment terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:

  •
  incentive cash bonus earned during the year;

  •
  grants pursuant to the 1997 Plan, the 2004 Plan and the 2008 Plan (calculated as the difference between the grant price of all outstanding in-the-money options and awards and the closing price of Tuesday Morning as of June 30, 2011 ($4.65)); and

  •
  unused vacation pay.

Payments Made Upon Retirement

        In the event of the retirement of a named executive officer, in addition to the items identified above, any vested options the named executive officer had at his or her retirement date would continue to be exercisable for up to three years after the date the named executive officer retires, provided, however, that the option will not be exercisable beyond its stated expiration date.

Payments Made Upon Death

        In the event of the death of a named executive officer, in addition to the benefits listed above under "Payments Made Upon Termination," the named executive officer would receive payments under the Company's life insurance plan, as appropriate.

Payments Made Upon Change of Control

        Other than with respect to Ms. Mason and Mr. Marchetti, all named executive officers would receive substantially similar benefits upon a change of control. None of our named executive officers, other than Ms. Mason or Mr. Marchetti, have an employment agreement with the Company. In addition to all of the benefits listed under the heading "Payments Made Upon Termination," if a named executive officer's employment is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability) then all stock options and stock awards held by the named executive officer would automatically vest and become exercisable.

        Generally, a change of control is deemed to occur under the 1997 Plan, the 2004 Plan and the 2008 Plan if:

          (a)   any "person" or "group" other than an exempt person, is or becomes the "beneficial owner" (as such terms are defined in the Exchange Act and the rules thereunder), of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (b)   the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation where the Company is the surviving entity or which do not affect the Company's corporate existence; or

          (c)   the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an exempt person.

        An "exempt person" for this purpose is (1) Madison Dearborn Capital Partners II, L.P., (2) any person, entity or group controlling, controlled by or under common control with the entity named in clause (1), or (3) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

        In addition, a change of control is deemed to occur under the 2008 Plan if the individuals who are the incumbent directors (as determined under the 2008 Plan) cease for any reason to constitute a majority of the members of the Board.

Kathleen Mason

        On July 25, 2000, we entered into an employment agreement with Ms. Mason, the Company's President and Chief Executive Officer. On September 26, 2008, such employment agreement was amended and restated, as amended (the "Mason Employment Agreement"). Pursuant to the Mason Employment Agreement, Ms. Mason will continue to serve as our President and Chief Executive Officer. The Mason Employment Agreement also provides that during Ms. Mason's employment we will nominate, and use our reasonable efforts to cause the election of, Ms. Mason to serve as a member of the Board. The term of the Mason Employment Agreement continues until Ms. Mason's resignation, death or disability as defined (including a waiting or qualifying period) in the long-term disability insurance maintained by us for Ms. Mason or until our Board of Directors terminates Ms. Mason's employment. The Mason Employment Agreement provides for an annual base salary of $750,000 per year or such higher rate as our Compensation Committee may designate. Ms. Mason is also eligible to participate in our Cash Incentive Plan. The amount of the bonus may vary from year to year and is contingent upon our achievement of pre-determined performance goals and the approval of our Compensation Committee. Ms. Mason is also eligible to receive a discretionary cash bonus or other cash bonus outside of our Cash Incentive Plan for services performed by Ms. Mason during a fiscal year. Pursuant to the terms of the Mason Employment Agreement, Ms. Mason is entitled to receive a cash payment of $500,000 per year on each of November 14, 2009, November 14, 2010 and November 14, 2011. Ms. Mason is also entitled to receive (1) an annual restricted stock award with a value equal to $250,000 per award on June 30 of each fiscal year ended on June 30, 2009, June 30, 2010 and June 30, 2011, (2) a combination of incentive stock options and nonqualified stock options covering, in the aggregate, 500,000 shares of Common Stock which vest and become exercisable ratably on a daily basis commencing on November 14, 2008 over a three-year period and (3) a restricted stock award having a fair market value on November 14, 2008 equal to $389,563, which vests in one-third installments on November 14, 2009, November 14, 2010 and November 14, 2011.

        If Ms. Mason's employment is terminated by us without Cause (as defined below) or by Ms. Mason with Good Reason (as defined below), and, in either case, there has been no Change of Control (as defined below) during the three years before such termination, then Ms. Mason will be entitled to receive for 18 months thereafter severance payments (the "Monthly Severance Payments") equal to 1/12 of the sum (the "Termination Payment Sum") of (i) Ms. Mason's base salary then in effect; (ii) the most recent cash bonuses for a full fiscal year received by Ms. Mason and (iii) the most recent Mason Additional Compensation received by Ms. Mason for a full fiscal year. The Mason Additional Compensation is defined to include the annual restricted stock award granted to Ms. Mason as described above. Additionally, (1) (a) the options to purchase shares of Common Stock granted to Ms. Mason on November 14, 2008 in connection with her amended and restated employment agreement and (b) the options to purchase shares of Common Stock granted to Ms. Mason on April 23, 2003 (collectively, the options referred to in (a) and (b), (the "Mason Stock Options"), that are then vested will continue to be exercisable until the end of their term and (2) of the Mason Stock Options which are not then vested, an amount of options equal to that amount which would have vested within one year of such termination will vest and become exercisable upon such termination and continue to be exercisable until the end of their term.

        If Ms. Mason's employment is terminated by us without Cause, or if Ms. Mason terminates her employment with Good Reason, and, in either case, there has been a Change of Control during the three years before such termination, then Ms. Mason will be entitled to receive a lump sum payment in an amount equal to: (1) if the termination of employment occurs before the first anniversary of the date of the Change of Control, 2.99 times the Termination Payment Sum; (2) if the termination of employment occurs after the first anniversary of the date of the Change of Control, but before the second anniversary of the date of the Change of Control, 2.25 times the Termination Payment Sum and (3) if the termination of employment occurs after the second anniversary of the date of the Change of Control but before the third anniversary of the date of the Change of Control, 1.5 times the Termination Payment Sum.

        If Ms. Mason's employment is terminated for any other reason other than as set forth above in the preceding paragraphs, Ms. Mason will only be entitled to her base salary through the date of termination of employment, provided, however, that if such employment is terminated by her death, we will continue to cover Ms. Mason's immediate family under her medical and dental insurance for six months.

        For purposes of the Mason Employment Agreement:

  (i)
  "Cause" means (a) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving willful dishonesty, disloyalty or fraud with respect to us or any of our subsidiaries; (b) conduct tending to bring us or any of our subsidiaries into substantial public disgrace of disrepute; (c) substantial and repeated failure, after reasonable notice and opportunity to cure, to perform duties consistent with the office of Ms. Mason as reasonably directed by our Board; (d) gross negligence or willful misconduct with respect to us or any of our subsidiaries or (e) any breach of the confidentiality, non-compete and non-solicitation provisions contained in the Mason Employment Agreement (as described below);

  (ii)
  "Good Reason" means (a) removal, without the consent of Ms. Mason in writing, from the office of the President and Chief Executive Officer, failure of Ms. Mason to be nominated as a director of us, failure of us to cause the election of Ms. Mason as a director of us, or any material reduction in Ms. Mason's authority or responsibility, other than as a result of a valid termination for Cause; (b) the movement of our chief executive office more than 50 miles from its current location, unless Ms. Mason approves; (c) a directive that Ms. Mason not work principally at our chief executive offices, unless Ms. Mason approves; (d) we materially breach the Mason Employment Agreement or purport to attempt to terminate it for cause without the right to do so and (e) the failure to provide to Ms. Mason any applicable employee benefit or any indemnification protection provided to other senior executive officers, unless Ms. Mason approves; and

  (iii)
  "Change of Control" has the same meaning ascribed to such term in the 2008 Plan.

        The Mason Employment Agreement provides that Ms. Mason may not compete with us or solicit our employees, or interfere with certain of our business relationships, during her employment with us and for a period of 18 months after her termination. Additionally, Ms. Mason is not allowed to disclose any confidential information related to us known to her prior to the date of the Mason Employment Agreement or while employed by us concerning our business or affairs and those of our subsidiaries.

        For a discussion of potential amendments to the Mason Employment Agreement for fiscal 2012, please see "Compensation Discussion and Analysis—Compensation for Fiscal 2012" above.

        The following table shows the potential payments upon termination or change of control of the Company for Kathleen Mason, the Company's President and Chief Executive Officer, as of the fiscal year ended June 30, 2011.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination Without Change of Control	Involuntary Termination With Change of Control	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock Options	$1,566,042	$1,566,042	$1,566,042	$2,214,970	$1,566,042	$1,566,042
Restricted Stock Awards	—	—	—	$564,319	$564,319	$564,319
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	$6,930
Life insurance proceeds	—	—	—	—		$300,000
Cash severance	—	—	$2,250,000	$4,485,000	—	—
Accrued vacation pay	$86,538	$86,538	$86,538	$86,538	$86,538	$86,538
Total	$1,652,580	$1,652,580	$3,902,580	$7,350,827	$2,216,899	$2,523,829

Stephanie Bowman

        The following table shows the potential payments upon termination or change of control of the Company for Stephanie Bowman, the Company's Executive Vice President and Chief Financial Officer, as of the fiscal year ended June 30, 2011.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination Without Change of Control	Involuntary Termination With Change of Control	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock Options	$113,669	$113,669	$113,669	$170,500	$113,669	$113,669
Restricted Stock Awards	—	—	—	$77,496	$77,496	$77,497
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	—	—	—	—
Accrued vacation pay	$19,712	$19,712	$19,712	$19,712	$19,712	$19,712
Total	$133,381	$133,381	$133,381	$267,708	$210,877	$510,878

Michael Marchetti

        On October 2, 2008, we entered into an employment agreement with Mr. Marchetti, the Company's Chief Operating Officer and Executive Vice President, as amended (the "Marchetti Employment Agreement"). Pursuant to the Marchetti Employment Agreement, Mr. Marchetti will continue to serve as our Executive Vice President and Chief Operating Officer. The term of the Marchetti Employment Agreement continues until Mr. Marchetti's resignation, death or disability (including a waiting or qualifying period) as defined in the long-term disability insurance maintained by us for Mr. Marchetti or until our Board of Directors terminates Mr. Marchetti's employment. The Marchetti Employment Agreement provides for an annual base salary of $450,000 per year or such higher rate as our Compensation Committee may designate. Mr. Marchetti is also eligible to participate in our Cash Incentive Plan. The amount of the bonus may vary from year to year and is contingent upon our achievement of predetermined performance goals and the approval of the Compensation Committee. Mr. Marchetti is also eligible to receive a discretionary cash bonus or other cash bonus outside of our Cash Incentive Plan for services performed by Mr. Marchetti during a fiscal year. Pursuant to the Marchetti Employment, Mr. Marchetti is entitled to receive a cash payment of $200,000 per year on each of November 14, 2009, November 14, 2010 and November 14, 2011. Mr. Marchetti is also entitled to receive (1) a one-time restricted stock award with a value equal to $100,000 on June 30, 2009, (2) incentive stock options covering 100,000 shares of Common Stock on November 14, 2008, (3) a restricted stock award having a fair market value on November 14, 2008 equal to $155,825.

        If Mr. Marchetti's employment is terminated by us without Cause (as defined below) or by Mr. Marchetti with Good Reason (as defined below), and, in either case, there has been no Change of Control (as defined below) during the three years before such termination, then Mr. Marchetti will be entitled to receive for 18 months thereafter severance payments (the "Monthly Severance Payments") equal to 1/12 of the sum (the "Termination Payment Sum") of (i) Mr. Marchetti's base salary then in effect and (ii) the most recent cash bonuses for a full fiscal year received by Mr. Marchetti (including bonuses pursuant to our Cash Incentive Plan and any annual cash bonus pursuant to the Marchetti Additional Compensation. The "Marchetti Additional Compensation" is defined to include the one time restricted stock award granted to Mr. Marchetti as described above. Additionally, (1) (a) the New Marchetti Stock Options, (b) the options to purchase shares of Common Stock granted to Mr. Marchetti as described in paragraph 3(c) of the Marchetti Employment Agreement (collectively, the options referred to in (a) and (b), the "Marchetti Stock Options"), that are then vested will continue to be exercisable until the end of their term, and (2) of the Marchetti Stock Options which are not then vested, an amount of options equal to that amount which would have vested within one year of such termination will vest and become exercisable upon such termination and continue to be exercisable until the end of their term.

        If Mr. Marchetti's employment is terminated by us without Cause, or if Mr. Marchetti terminates his employment with Good Reason, and (in either case), there has been a Change of Control during the three years before such termination, then Mr. Marchetti will be entitled to receive a lump sum payment in an amount equal to: (1) if the termination of employment occurs before the first anniversary of the date of the Change of Control, 2.99 times the Termination Payment Sum; (2) if the termination of employment occurs after the first anniversary of the date of the Change of Control, but before the second anniversary of the date of the Change of Control, 2.25 times the Termination Payment Sum; and (3) if the termination of employment occurs after the second anniversary of the date of the Change of Control but before the third anniversary of the date of the Change of Control, 1.5 times the Termination Payment Sum.

        If Mr. Marchetti's employment is terminated for any other reason other than as set forth above in the preceding paragraphs, Mr. Marchetti will only be entitled to his base salary through the date of termination of employment, provided, however, that if such employment is terminated by his death, we will continue to cover Mr. Marchetti's immediate family under his medical and dental insurance for six months.

        For purposes of the Marchetti Employment Agreement:

  (i)
  "Cause" means (a) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving willful dishonesty, disloyalty or fraud with respect to us or any of our subsidiaries; (b) conduct tending to bring us or any of our subsidiaries into substantial public disgrace or disrepute; (c) substantial and repeated failure, after reasonable notice and opportunity to cure, to perform duties consistent with the office of Mr. Marchetti as reasonably directed by our Board; (d) gross negligence or willful misconduct with respect to us or any of our subsidiaries; or (e) any breach of the confidentiality, non-compete and non-solicitation provisions contained the Marchetti Employment Agreement (as described below);

  (ii)
  "Good Reason" means (a) removal, without the consent of Mr. Marchetti in writing, from the office of Executive Vice President and Chief Operating Officer, or any material reduction in Mr. Marchetti's authority or responsibility, other than as a result of a valid termination for Cause; (b) the movement of our chief executive office more than 50 miles from its current location, unless Mr. Marchetti approves; (c) a directive that Mr. Marchetti not work principally at our chief executive offices, unless Mr. Marchetti approves; (d) we materially breach the Marchetti Employment Agreement or purport to attempt to terminate it for cause without the right to do so; and (e) the failure to provide to Mr. Marchetti any applicable employee benefit or any indemnification protection provided to other senior executive officers, unless Mr. Marchetti approves; and

  (iii)
  "Change of Control" has the same meaning ascribed to such term in the 2008 Plan.

        The Marchetti Employment Agreement provides that Mr. Marchetti may not compete with us or solicit our employees, or interfere with certain of our business relationships, during his employment with us and for a period of 18 months after his termination. Additionally, Mr. Marchetti is not allowed to disclose any confidential information related to us known to him prior to the date of the Marchetti Employment Agreement or while employed by us concerning our business or affairs and those of our subsidiaries.

        For a discussion of potential amendments to the Marchetti Employment Agreement for fiscal 2012, please see "Compensation Discussion and Analysis—Compensation for Fiscal 2012" above.

        The following table shows the potential payments upon termination or change of control of the Company for Michael Marchetti, the Company's Executive Vice President and Chief Operating Officer, for the fiscal year ended June 30, 2011.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination Without Change of Control	Involuntary Termination With Change of Control	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock Options	$313,207	$313,207	$358,000	$358,000	$313,207	$313,207
Restricted Stock Awards	—	—	—	$225,725	$225,725	$225,725
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	$10,425
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	$975,000	$1,943,500	—	—
Accrued vacation pay	$51,923	$51,923	$51,923	$51,923	$51,923	$51,923
Total	$365,130	$365,130	$1,384,923	$2,579,148	$590,855	$901,280

Melinda Page

        The following table shows the potential payments upon termination or change of control of the Company for Melinda Page, the Company's Senior Vice President and General Merchandise Manager for the fiscal year ended June 30, 2011.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination Without Change of Control	Involuntary Termination With Change of Control	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock Options	$113,669	$113,669	$113,669	$170,500	$113,669	$113,669
Restricted Stock Awards	—	—	—	$77,497	$77,497	$77,497
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	—	—	—	—
Accrued vacation pay	$22,404	$22,404	$22,404	$22,404	$22,404	$22,404
Total	$136,073	$136,073	$136,073	$270,401	$213,570	$513,570

Ross Manning

        The following table shows the potential payments upon termination or change of control of the Company for Ross Manning, the Company's Senior Vice President—Marketing for the fiscal year ended June 30, 2011.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Retirement	Involuntary Termination Without Change of Control	Involuntary Termination With Change of Control	Disability	Death
Compensation:
Incentive cash bonus	—	—	—	—	—	—
Long-term incentive compensation:
Stock Options	$56,834	$56,834	$56,834	$85,250	$56,834	$56,834
Restricted Stock Awards	—	—	—	$38,748	$38,748	$38,748
Benefits & perquisites
Health & welfare benefits	—	—	—	—	—	—
Life insurance proceeds	—	—	—	—	—	$300,000
Cash severance	—	—	—	—	—	—
Accrued vacation pay	$18,942	$18,942	$18,942	$18,942	$18,942	$18,942
Total	$75,776	$75,776	$75,776	$142,940	$114,524	$414,524

DIRECTOR COMPENSATION

        The table below summarizes the compensation paid to or accrued by each non-employee director of the Company for the fiscal year ended June 30, 2011.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Benjamin D. Chereskin	$44,000	$50,002	—	—	—	—	$94,002
David B. Green	$47,000	$50,002	—	—	—	—	$97,002
William J. Hunckler, III	$56,500	$50,002	—	—	—	—	$106,502
Starlette Johnson	$52,000	$50,002	—	—	—	—	$102,002
Bruce A. Quinnell	$116,750	$50,002	—	—	—	—	$166,752

(1)
Kathleen Mason, the Company's President and Chief Executive Officer, is not included in the above table as she is also an employee of the Company. For compensation information with respect to Ms. Mason, please refer to the Summary Compensation Table above. Sheldon Stein was not a director of the Company during the fiscal year ended June 30, 2011, and accordingly, he is also not included in the table above.

(2)
These amounts represent the grant date fair value of stock awards granted in fiscal year 2011 in accordance with FASB ASC Topic 718. The value of the stock awards is calculated using the average of the high and low prices of the Common Stock on November 10, 2010, which was the date the awards were made to each director. This average price represents the grant date fair value of the stock awards under the 2004 Plan.

        The Company uses a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on the Board. Options received by directors when initially joining the Board vest daily over three to four years. The shares of restricted stock awarded to the directors on November 10, 2010 vest in full on November 7, 2011.

        The Company has adopted the following compensation program for non-employee directors (the "Director Compensation Plan"):

	Board Fees	Audit Committee Fees	Compensation Committee Fees	Nominating and Governance Committee Fees
Annual retainer	$30,000	—	—	—
Chairman fee	$30,000	$20,000	$10,000	$5,000
In-person meeting fee	$2,500	$1,500	$1,000	$1,000
Telephonic meeting fee	$1,000	$750	$500	$500
Restricted stock—value	$50,000	—	—	—

        During the fiscal year ended June 30, 2011, the Board granted shares of restricted stock (valued based on the fair market value of $5.345 per share on the date of grant as defined in the 2004 Plan) to each of the non-employee directors of the Company as follows: 9,355 to each of Mr. Green, Mr. Hunckler, Ms. Johnson, Mr. Chereskin and Mr. Quinnell, all of which vest on November 7, 2011.

        Under the Director Compensation Plan, non-employee directors continue to receive reimbursement for their out-of-pocket expenses incurred in attending Board and committee meetings and the standard 20% discount on merchandise purchases that is provided to all of our employees.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees Tuesday Morning Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K with management, which included a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

        The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Tuesday Morning Corporation's accounting principles. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 308), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence from management and the Company, and has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

        The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        The Audit Committee meets with the Company's Director of Internal Audit and Chief Financial Officer to discuss the overall scope and results of projects, including evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for filing with the Securities and Exchange Commission. The Audit Committee also selected Ernst & Young L.L.P. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2012.

As Members of the Audit Committee,

Bruce A. Quinnell, Chairman
William J. Hunckler, III
Starlette Johnson

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee will apply the standards of Item 404(a) of Regulation S-K when evaluating certain relationships and related transactions. There are no formal written policies or procedures used by the Audit Committee to review, approve or ratify related party transactions. Rather, the Audit Committee reviews all related party transactions on a case by case basis for potential conflict of interest situations on an ongoing basis and uses its discretion in approving all such transactions. Since July 1, 2010, there have been no related party transactions requiring disclosure.

        The Company's Audit Committee Charter requires the Audit Committee to review and approve all related party transactions. On an annual basis, the Company determines whether there are any related party transactions that need to be evaluated and approved by the Audit Committee based on the responses received from each director and executive officer based on his or her questionnaire completed in conjunction with the Company's Form 10-K and proxy statement. While there are no formal written policies or procedures used by the Audit Committee to review, approve or ratify related party transactions, the Audit Committee considers the following factors in evaluating related party transactions:

  •
  the nature of the related person's interest in the transaction;

  •
  the presence of standard prices, rates, charges or terms otherwise consistent with arms-length dealings with unrelated third parties;

  •
  the materiality of the transaction to each party;

  •
  the reasons for the Company entering into the transaction with the related person;

  •
  the potential effect of the transaction on the status of a director as an independent;

  •
  outside or disinterested director or committee member; and

  •
  any other factors the Audit Committee may deem relevant.

        There were no related party transactions requiring disclosure during fiscal 2011.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Common Stock to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates have been established by the SEC for the filing of these reports, and we are required to disclose in this Proxy Statement any failure to file by these dates. The SEC's rules require such persons to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on our review of these reports and on written representations from the reporting persons that no Form 5 was required, we believe that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred during the fiscal year ended June 30, 2011.

 BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 20, 2011 by (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the Common Stock outstanding on September 20, 2011, (2) each of our directors, (3) each of our named executive officers and (4) all of our directors and executive officers as a group. Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company. The Company has determined beneficial ownership in accordance with the rules and regulations of the SEC. Unless otherwise indicated, to the Company's knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder. On September 20, 2011, there were 43,043,528 shares of Common Stock outstanding.

	Shares Beneficially Owned
Name	Number	Percent
FMR LLC(1)	6,455,036	15.0%
82 Devonshire Street
Boston, MA 02109
Dimensional Fund Advisors, Inc.(2)	3,702,685	8.6%
Building One, 6300 Bee Cave Road
Austin, TX 78746
BlackRock, Inc.(3)	2,580,037	6.0%
40 East 52nd Street
New York, NY 10022
Royce & Associates, LLC(4)	2,367,800	5.5%
745 Fifth Avenue
New York, NY 10151
Kathleen Mason(5)	1,639,417	3.7%
Michael J. Marchetti(6)	465,121	1.1%
Stephanie Bowman(7)	111,471	*
Melinda Page(8)	142,759	*
Ross E. Manning(9)	146,385	*
Benjamin D. Chereskin(10)	33,304	*
Starlette Johnson(11)	74,592	*
William J. Hunckler, III(12)	68,523	*
Bruce A. Quinnell(13)	88,472	*
David B. Green(14)	77,025	*
Sheldon Stein	—	*
All directors and executive officers as a group (11 persons)	2,847,069	6.3%

*
Denotes ownership of less than 1.0%.

(1)
Based on information set forth in Schedule 13G/A filed with the SEC on February 14, 2011 by FMR LLC ("FMR"), Fidelity Management & Research Company, a wholly-owned subsidiary of FMR ("Fidelity"), is the beneficial owner of all 6,455,036 shares of Common Stock as a result of acting as investment adviser to various registered investment companies. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 3,631,500 shares of Common Stock. Edward C. Johnson and FMR, through its control of Fidelity and its funds, each has the sole power to dispose of all 6,455,036 shares of Common Stock. Neither Mr. Johnson nor FMR has the sole power to vote or direct the vote any of these shares, which power resides with the Board of Trustees of the Fidelity funds.

(2)
Based on information set forth in the Schedule 13G filed with the SEC on February 11, 2011 by Dimensional Fund Advisors LP ("Dimensional"), Dimensional is an investment advisor to four registered investment companies and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, such investment companies, trusts, and accounts, the "Dimensional Funds"). Dimensional may be deemed to be the beneficial owner of 3,702,685 shares of Common Stock held by the Dimensional Funds, with the sole power to vote 3,669,201 of such shares and the sole power to dispose of all 3,702,685 of such shares.

(3)
Based on information set forth in the Schedule 13G/A filed with the SEC on February 9, 2011 by BlackRock, Inc. ("BlackRock"), BlackRock has the sole power to vote and dispose of all 2,580,037 shares of Common Stock.

(4)
Based on information set forth in the Schedule 13F Report for the Calendar Year or Quarter Ended June 30, 2011, filed with the SEC on August 9, 2011 by Royce & Associates, LLC.

(5)
Represents 362,391 shares of Common Stock held directly, 1,155,667 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within 60 days of September 20, 2011 and 121,359 unvested shares of restricted stock.

(6)
Represents 116,578 shares of Common Stock held directly, 300,000 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 20, 2011 and 48,543 unvested shares of restricted stock.

(7)
Represents 41,471 shares of Common Stock held directly, 53,334 shares that may be acquired upon the exercise of options that currently are exercisable or will become exercisable within 60 days of September 20, 2011 and 16,666 unvested shares of restricted stock.

(8)
Represents 15,059 shares of Common Stock held directly, 111,034 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 20, 2011 and 16,666 unvested shares of restricted stock.

(9)
Represents 21,385 shares of Common Stock held directly, 116,667 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 20, 2011 and 8,333 unvested shares of restricted stock.

(10)
Represents 23,949 shares of Common Stock held directly and 9,355 unvested shares of restricted stock.

(11)
Represents 35,429 shares of Common Stock held directly, 29,808 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 20, 2011 and 9,355 unvested shares of restricted stock.

(12)
Represents 47,032 shares of Common Stock held directly, 12,136 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 20, 2011 and 9,355 unvested shares of restricted stock.

(13)
Represents 46,981 shares of Common Stock held directly, 32,136 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 20, 2011 and 9,355 unvested shares of restricted stock.

(14)
Represents 36,151 shares of Common Stock held directly, 31,519 shares that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of September 20, 2011 and 9,355 unvested shares of restricted stock.

 STOCKHOLDERS' PROPOSALS

        Pursuant to the Company's Amended and Restated Bylaws (effective as of December 14, 2006) (the "Bylaws"), for business to be properly brought by a stockholder before the 2012 annual meeting of the Company's stockholders, a stockholder's written notice, in the form specified in the Bylaws, must be delivered to or mailed and received at the principal executive offices of the Company between May 13, 2012 and September 10, 2012. Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, the Company's management will have discretionary authority to vote on any matter of which the Company does not receive notice of by August 15, 2012, with respect to proxies submitted for the 2012 annual meeting of the Company's stockholders. Pursuant to Rule 14a-8, to be included in the Board of Directors' solicitation of proxies relating to the 2012 annual meeting of the Company's stockholders, a stockholder proposal must be received at our principal executive offices, no later than June 1, 2012. Pursuant to the Bylaws, in order to nominate persons for election to the Board of Directors at the 2012 annual meeting of the Company's stockholders, a stockholder must deliver notice, in the form specified in the Bylaws, to the Secretary of the Company no later than August 11, 2012.

        We reserve the right to reject, rule out of order, or take other appropriate actions with respect to any proposal or nomination that does not comply with these and other applicable requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young served as our independent registered public accounting firm for the fiscal year ended June 30, 2011 and the Audit Committee has selected Ernst & Young as the independent registered public accounting firm for the fiscal year ending June 30, 2012. The Board is soliciting the ratification of this selection by the Company's stockholders at the Annual Meeting.

        Representatives of Ernst & Young are expected to be present at the Annual Meeting and may make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

        The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's annual financial statements, including the audit of the Company's internal control over financial reporting, for the fiscal year ended June 30, 2011 and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the first three quarters of fiscal 2011 were $594,200. For the audit of the Company's annual financial statements, including the audit of management's assessment of internal control over financial reporting, for the fiscal year ended June 30, 2010 and the review of the financial statements included in the Company's Quarterly Report on Form 10-Q for the first three quarters of fiscal 2010 were $593,400.

Audit-Related Fees

        The aggregate fees billed by Ernst & Young for audit-related services rendered for the fiscal year ended June 30, 2011 and the fiscal year ended June 30, 2010, were $3,800 and $0, respectively. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services primarily include consultations concerning financial accounting and reporting.

Tax Fees

        The aggregate fees billed by Ernst & Young for tax-related services rendered for the fiscal year ended June 30, 2011 and the fiscal year ended June 30, 2010, were $22,500 and $24,825, respectively. Tax fees consist of fees billed for tax services that are unrelated to the audit of our consolidated financial statements and include assistance regarding federal, state and local tax compliance, approved tax planning and other tax advice.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy that requires advance approval of all audit fees, audit-related fees, tax services and other services performed by our independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year (and except for items exempt from pre-approval under applicable laws and rules), the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the Committee at its next scheduled meeting. All audit and non-audit services for the fiscal year ended June 30, 2011 were pre-approved by the Audit Committee.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

By Order of the Board of Directors,

Stephanie Bowman Secretary

Dallas, Texas,
September 28, 2011

1 1 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345  x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000114441_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Bruce A Quinnell 02 Kathleen Mason 03 William J Hunckler, III 04 Starlette Johnson 05 David B Green 06 Sheldon I Stein TUESDAY MORNING CORPORATION 6250 LBJ FREEWAY DALLAS, TX 75240 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012. 3. Approval, on an advisory basis, of the Company's executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 4. Approval, on an advisory basis, of the preferred frequency for advisory votes on the Company's executive compensation. NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000114441_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com . THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TUESDAY MORNING CORPORATION Annual Meeting of Stockholders November 9, 2011 10:00 AM (Local time) The undersigned hereby appoints Bruce A. Quinnell, Kathleen Mason and Stephanie Bowman, and each of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent and vote, as designated on the other side, all their shares of stock of Tuesday Morning Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of Tuesday Morning Corporation to be held on November 9, 2011 or any adjournment or postponement thereof, on all matters coming before said meeting. The availability of the proxy statement dated September 28, 2011 is acknowledged. You are encouraged to specify your vote by marking the appropriate box ON THE REVERSE SIDE but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations, which are FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and 1 YEAR for Proposal 4. The Proxies cannot vote your shares unless you sign and return this card, grant your proxy through the Internet or grant your proxy by telephone in accordance with the instructions on the reverse side. Any Proxy may be revoked in writing at any time prior to the voting thereof. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side

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ABOUT THE MEETING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 4 ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
DIRECTORS
CORPORATE GOVERNANCE
MEETINGS AND COMMITTEES OF THE BOARD
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
DIRECTOR COMPENSATION
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BENEFICIAL OWNERSHIP OF COMMON STOCK
STOCKHOLDERS' PROPOSALS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS